THIRD QUARTER 2015 Supplemental Operating & Financial Data Rent Easy. Live Well. Exhibit 99.2

Table of Contents

Q3 2015 Highlights

STARWOOD WAYPOINT RESIDENTIAL TRUST™

Financial Results	▪ Single Family Rental ("SFR") revenue: up 5.4% to $49.2 million in Q3 from $46.7 million in Q2 2015 ▪ Core Funds from Operations ("FFO"): $0.43 per share in Q3, with $0.19 contribution from SFR and $0.24 from non-performing loans ("NPL") (1) ▪ Stabilized Net Operating Income ("NOI") margin: 64.8% in Q3 vs. 66.5% in Q2 (1)
Capital Allocation	▪ Acquired 496 SFR homes for approximately $94.5 million at a 10.7% average anticipated gross yield (2,3) ▪ Board declared dividend of $0.19 per share for upcoming quarter, comparable with Q3 2015
Operations	▪ 95.3% stabilized portfolio lease percentage at September 30, 2015 vs. 96.6% at June 30, 2015(4) ▪ Decreased Vacate-to-Move-In(5) time by 10% to 53 days in Q3 from 59 days in Q2 ▪ Achieved weighted average rent growth of 3.1%, driven by 3.9% roll-over rent growth
NPL Resolutions	▪ Resolved 453 non-performing loans ("NPLs") in Q3 ▪ For all NPLs acquired since 2012, 59% had been resolved as of September 30, 2015 (on average within pro forma timing ranges) ▪ Re-performing loan ("RPL") pool sold for net sale proceeds of $78.2M, resulting in a levered 32.6% internal rate of return(6) and $34.3M in net cash to SWAY

(1) Core FFO and stabilized portfolio NOI margin are non-generally accepted accounting principles ("GAAP") measures. For explanations of these measures and reconciliations to the applicable GAAP measures, please refer to the "NAREIT FFO & Core FFO" and "Definitions and Reconciliations" pages of this presentation
(2) Inclusive of acquisition and actual & expected renovation costs
(3) Gross yield is calculated by dividing the annualized estimated average rent per home by the aggregate investment
(4) Please refer to the "Definitions and Reconciliations" pages of this presentation for a definition of stabilized home portfolio
(5) Vacate-to-Move-In time is the number of days between date previous residents vacate homes to the move-in date of new residents.
(6) The Internal rate of return is calculated based on the net cash flow for all RPLs in the pool sold from their acquisition dates through the date of the sale.

1

SFR Rental Revenue (in millions) Core FFO(1) ABOUT SWAY Continued Operating Efficiencies Core FFO and Stabilized Portfolio NOI margin are non-GAAP measures. For explanations of these measures and reconciliations to the applicable GAAP measures, please refer to the “NAREIT FFO & Core FFO” and “Definitions and Reconciliations” pages of this presentation. Represents annualized quarterly G&A expense divided by total assets at quarter end. Stabilized Portfolio NOI Margin(1) G&A as % Total Assets(2) 2

Total SFRs and NPLs(1)(2) % Leased: Total Rental Portfolio(1) ABOUT SWAY Lease Percentages % Leased: Homes Owned 180 Days or Longer(1) % Leased: Stabilized Home Portfolio(1) 3 Excludes 1,421, 1,205, 1,151, 909, and 695 homes that we did not intend to hold for the long term as of September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, and September 30, 2014, respectively. Also, please refer to the “Definitions and Reconciliations” pages for units as a measure of SFR count and a roll-forward of homes we do not intend to hold for the long term. Excludes 205, 219, 115, 232 and 280 unsecured, second and third lien NPLs as of September 30, 2015, June 30, 2015, March 31, 2015, December 31,2014, and September 30, 2014, respectively.

ABOUT SWAY

NPL Resolution Activity

STARWOOD WAYPOINT RESIDENTIAL TRUST

Total NPL Resolutions (1)(2)


156
190
271
345
395
354
453
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

% Resolutions by Year of Acquisition (3)

59% of all NPLs Acquired Have Been Resolved


2012
2013
2014
82%
79%
48%
0%
20%
40%
60%
80%
100%

Resolutions by Type: Cumulative Since Q1 2014


Re-performing(4)
500
Non-Foreclosure(5)
168
Foreclosure(6)
1,496

Target Allocation %	Estimated Average Timing	Cumulative Actual Timing (7)
Re-performing (4) (~10-15% of loans)	7 – 16 months	11.2 months
Non-Foreclosure (5) (~5-10% of loans)	7 – 15 months	12.8 months
Foreclosures (6) (~75-85% of loans)	12 – 21 months	13.1 months

(1) Does not include repurchases, resolutions initiated prior to closing, or trailing deeds. Resolutions also exclude Q1 2015 bulk sale of 171 loans and one individual loan sale, and Q3 2015 bulk sale of 461 RPLs.

(2) Of the 5,758 total NPLs acquired since 2012, 2,164 were resolved during the period Q1 2014 through Q3 2015 which are broken out by quarter in the top left graph above. An additional 1,283 NPLs were resolved prior to Q1 2014.

(3) A total of 3,735 NPLs, 1,538 NPLs, and 485 NPLs were acquired in 2014, 2013, and 2012, respectively. No NPLs have been acquired in 2015.

(4) Defined as NPLs that were either modified or reinstated and were re-performing as of the end of September 30, 2015. All resolutions included in this category have either been sold as RPLs or remain held in our portfolio and were less than 60 days past due as of September 30, 2015.

(5) Includes paid-in-full, short payoff, sold notes and short sales.

(6) Includes foreclosure auction sales and REO assets (including rental conversions).

(7) Represents actual timing through Q3 2015. Average time to resolution could lengthen during the life of the NPL portfolio.

4

ABOUT SWAY

NPL Performance

STARWOOD WAYPOINT RESIDENTIAL TRUST™

Returns by Resolution Type: Cumulative Since Q1 2014

	Estimated Total Return[4][5]	Cumulative Actual Total Return[5]
Re-performing[1]	~ 1.20 – 1.45x	9.5% current yield[6]
Non-Foreclosure[2]	~ 1.25 – 1.35x	1.39x
Foreclosed and Sold[3]	~1.20 – 1.30x	1.27x


Re-performing[1]
500
Non-Foreclosure[2]
168
Foreclosed and Sold[3]
908

REO Sold

- Since Q1 2014, a total of $104.5 million of REO has been sold at an average 95.5% of BPO.


Cumulative REO Sold[7]
Sales Proceeds ($millions)
% BPO
$120
$100
$80
$60
$40
$20
$0
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
93.4%
92.6%
92.8%
92.3%
93.4%
95.3%
95.5%
$4
$12
$22
$31
$46
$74
$105
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

(1) Defined as NPLs that were either modified or reinstated and were re-performing as of the end of the reported quarter. All loans in this category were less than 60 days past due at September 30, 2015 and exclude Q1 2015 resolutions of a bulk sale of 171 loans and one individual loan sale and Q3 2015 bulk sale of 461 RPLs.
(2) Includes paid-in-full, short payoff, sold notes and short sales.
(3) Includes foreclosure auction sales and REO assets (including rental conversions). Actual Total Return includes foreclosure auction sales and sold REO assets only.
(4) Estimated return multiples are meant to illustrate an estimated return for a standard NPL resolution of a single asset. Ranges are affected by the equity percentage of each asset as well as other factors.
(5) Defined as proceeds (net of selling costs but before conversion costs) divided by purchase price. Conversion costs vary by state but have averaged 10.5% (unlevered) for REO that has been sold.
(6) Yield is defined as principal and interest payment as a percentage of purchase price.
(7) Excludes 408 of REO held for sale as of September 30, 2015.

5

ABOUT SWAY Financing Overview 2015 Financing Activity(1) Total Capacity(1)(2) Drawn: $1,933.6 million Capacity: $302.6 million As of September 30, 2015. Total Capacity figures reflect both SFR and NPL activity. Amount excludes a principal-only bearing subordinate Certificate, Class G, in the amount of $26.6 million, retained by Starwood Waypoint Residential Trust. (in millions) 6 Cash & cash equivalents: $109.8 million (3)

7 FINANCIAL INFORMATION Selected Financial & Other Information Please refer to the “Definitions and Reconciliations” pages of this presentation for a definition of Core FFO. Core FFO is a non-GAAP measure. For a reconciliation of Core FFO to net loss attributable to Starwood Waypoint Residential Trusts' shareholders determined in accordance with GAAP, please refer to the “NAREIT FFO & Core FFO” page of this presentation. Stabilized portfolio NOI margin is a non-GAAP measure. For a reconciliation of stabilized portfolio NOI margin to net loss attributable to Starwood Waypoint Residential Trust shareholders determined in accordance with GAAP, please refer to the “Definitions and Reconciliations” pages of this presentation. Please refer to the “Definitions and Reconciliation” pages of this presentation for a definition of stabilized and non-stabilized homes. Excludes 1,421, 1,205, 1,151 and 909 homes that we did not intend to hold for the long term as of September 30, 2015, June 30, 2015 and March 31, 2015 and December 31, 2014, respectively. Please refer to the “Definitions and Reconciliations” pages of this presentation for a definition of homes we did not intend to hold for the long term and a period end roll-forward schedule. Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR held for sale 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages(4) Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR held for sale 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages(4) Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696

8 FINANCIAL INFORMATION Consolidated Balance Sheets Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR held for sale 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR held for sale 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696

9 FINANCIAL INFORMATION Consolidated Statements of Operations For the three and nine months ended September 30, 2015, upon the sale of NPLs that resulted in the recognition of a realized gain or loss, we reclassified $14.2 million and $20.5 million, respectively, that had previously been recorded in unrealized (loss) gain on NPLs, net to realized gain on NPLs, net, compared to none for the same periods in 2014.

10 FINANCIAL INFORMATION NAREIT FFO & Core FFO Please refer to the “Definitions and Reconciliations” pages of this presentation for definitions of NAREIT FFO and Core FFO. Core FFO is a non-GAAP measure. Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR held for sale 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR held for sale 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696

11 FINANCIAL INFORMATION NOI and Same Store Growth Total Stabilized Portfolio NOI, Total Non-Stabilized Portfolio NOI, Total NPL NOI, Total NOI and Same Store NOI are non-GAAP measures. For a reconciliation of these non-GAAP measures to net loss attributable to Starwood Waypoint Residential Trust shareholders determined in accordance with GAAP, please refer to the “Definitions and Reconciliations” pages of this presentation. Allowance for doubtful accounts (“bad debt”) is included in property operating and maintenance expenses in the consolidated statements of operations in accordance with GAAP. However, we believe bad debt represents revenue lost and not an operating expense to the portfolio so for purposes of calculating margins we treat bad debt as a reduction of revenue. Property operating expenses are defined as property operating and maintenance expenses, excluding bad debt, plus real estate taxes and insurance. NOI Margin is calculated as total stabilized portfolio NOI divided by total rental revenues, as adjusted. For an explanation of same store growth, please refer to the “Definitions and Reconciliations” pages of this presentation. Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-22 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR not held for long term 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less bad debt expense(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages(4) Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Acquisition fees and other expenses 244 217 259 186 Interest expense, including amortization 20,200 11,899 19,595 5,191 Depreciation and amortization 19,783 9,238 18,984 7,243 Separation costs 0 0 0 0 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-22 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR not held for long term 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less bad debt expense(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages(4) Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Acquisition fees and other expenses 244 217 259 186 Interest expense, including amortization 20,200 11,899 19,595 5,191 Depreciation and amortization 19,783 9,238 18,984 7,243 Separation costs 0 0 0 0 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-22 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Q3 YTD 2015 vs. Q3 YTD 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -1.9989439367530393 -0.10738134742731704 3.5% -1.9714329048757112 -0.13632674925846675 5.9761582010207509 Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR not held for long term 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages(4) Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Acquisition fees and other expenses 244 217 259 186 Interest expense, including amortization 20,200 11,899 19,595 5,191 Depreciation and amortization 19,783 9,238 18,984 7,243 Separation costs 0 0 0 0 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-22 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Q3 YTD 2015 vs. Q3 YTD 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -1.9989439367530393 -0.10738134742731704 3.5% -1.9714329048757112 -0.13632674925846675 5.9761582010207509 Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR not held for long term 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages(4) Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Acquisition fees and other expenses 244 217 259 186 Interest expense, including amortization 20,200 11,899 19,595 5,191 Depreciation and amortization 19,783 9,238 18,984 7,243 Separation costs 0 0 0 0 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696

12 Capital Markets Maturity dates include optional extension terms. Amount includes a principle-only bearing subordinate Certificate, Class G, in the amount of $26.6 million, retained by Starwood Waypoint Residential Trust. NAV is a non-GAAP measure. The Company has revised its methodology for estimating NAV by excluding the average Turn 2 cost for stabilized homes from its estimated renovation reserve. For an explanation of this measure and a reconciliation to the applicable GAAP measure, please refer to the “Definitions and Reconciliations” pages of this presentation. Total debt to total gross assets excludes the principle bearing subordinated Certificate, Class G, of $26.6 million, as noted in footnote 2 above. For definitions of gross assets, net debt, and estimated fair value of assets please refer to the “Definitions and Reconciliations” pages of this presentation.

13 PORTFOLIO INFORMATION Total Rental Homes Portfolio – September 30, 2015 Excludes 1,421 homes that we did not intend to hold for the long-term as of September 30, 2015. Effective January 1, 2015, we measure homes by the number of rental units as compared to our previous measure by number of properties. Although historically we have primarily invested in SFRs, and expect to do so in the foreseeable future, this change takes into account our investments in multi-family properties and, we believe, provides a more meaningful measure to investors. Includes acquisition costs and actual and estimated upfront renovation costs. Actual renovation costs may exceed estimated renovation costs, and we may acquire homes in the future with different characteristics that result in higher renovation costs. As of September 30, 2015, the average actual renovation costs per acquired home were approximately $26,500. Represents average monthly contractual cash rent. Average monthly cash rent is presented before rent concession and incentives (i.e. free rent, Waypoints). To date, rent concessions and incentives have been utilized on a limited basis and have not had a significant impact on our average monthly rent. If the use of rent concessions or other leasing incentives increases in the future, they may have a greater impact by reducing the average monthly rent we receive from leased homes. Please refer to the “Definitions and Reconciliation” pages of this presentation for a definition of stabilized and non-stabilized homes.

14 PORTFOLIO INFORMATION Rent Growth by Lease Category – Three Months Ended September 30, 2015 Represents average percentage change in rent on renewal leases for existing resident base during the quarter ended September 30, 2015. Note that month-to-month leases are excluded from this calculation. Reflects average percentage change in annual rent on properties leased to new residents in relation to annual rent for the same respective unit per previously expired leases during the quarter ended September 30, 2015. Represents the average percentage change in annual rent of multi-year leases which had contractual rent increases occur during the quarter ended September 30, 2015. Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-22 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Q3 YTD 2015 vs. Q3 YTD 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 73157590700198907.7% -2.5% -0.14456586309311326 5.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG Summary - 10.27.15 Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Source: Casey Pham, Corporate Financial Planning Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR not held for long term 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages(4) Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Acquisition fees and other expenses 244 217 259 186 Interest expense, including amortization 20,200 11,899 19,595 5,191 Depreciation and amortization 19,783 9,238 18,984 7,243 Separation costs 0 0 0 0 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0 $2.3343925945690853E-2 $0.01 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0 $0.1390354840343497 $0 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0 $0.16237940998004055 $0.01 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $0.43158518733158185 $0 $1.52 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $0 $901.38531540096619 $0 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $0 $5,368.6146845990343 $0 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% Las Vegas 0 0 0 Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-22 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Q3 YTD 2015 vs. Q3 YTD 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 73157590700198907.7% -2.5% -0.14456586309311326 5.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG Summary - 10.27.15 Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Source: Casey Pham, Corporate Financial Planning Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR not held for long term 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages(4) Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Acquisition fees and other expenses 244 217 259 186 Interest expense, including amortization 20,200 11,899 19,595 5,191 Depreciation and amortization 19,783 9,238 18,984 7,243 Separation costs 0 0 0 0 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0 $2.3343925945690853E-2 $0.01 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0 $0.1390354840343497 $0 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0 $0.16237940998004055 $0.01 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $0.43158518733158185 $0 $1.52 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $0 $901.38531540096619 $0 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $0 $5,368.6146845990343 $0 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% Las Vegas 0 0 0 Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696

15 PORTFOLIO INFORMATION Leasing Statistics – September 30, 2015 Please refer to the “Definitions and Reconciliation” pages of this presentation for a definition of stabilized homes. Excludes 1,421 homes that we did not intend to hold for the long-term as of September 30, 2015. Refer to the “Definitions and Reconciliations” pages for roll-forward of homes we did not intend to hold for the long term. Effective January 1, 2015, we measure homes by the number of rental units as compared to our previous measure by number of properties. Although historically we have primarily invested in SFRs, and expect to do so in the foreseeable future, this change takes into account our investments in multi-family properties and, we believe provides a more meaningful measure to investors. Represents average monthly contractual cash rent. Average monthly cash rent is presented before rent concession and incentives (i.e. free rent, Waypoints). To date, rent concessions and incentives have been utilized on a limited basis and have not had a significant impact on our average monthly rent. If the use of rent concessions or other leasing incentives increases in the future, they may have a greater impact by reducing the average monthly rent we receive from leased homes.

PORTFOLIO INFORMATION NPL Portfolio – September 30, 2015 16 Represents first liens on 2,769 homes and 61 parcels of land. Excludes 205 unsecured, second and third lien NPLs with an aggregate purchase price of $1.6 million. For definitions of UPB and LTV, please refer to the “Definitions and Reconciliations” pages of this presentation. Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state.

17 TRANSACTION ACTIVITY Acquisitions – Three Months Ended September 30, 2015 Effective January 1, 2015, we measure homes by the number of rental units as compared to our previous measure by number of properties. Although historically we have primarily invested in SFRs, and expect to do so in the foreseeable future, this change takes into account our investments in multi-family properties and, we believe provides a more meaningful measure to investors. Includes acquisition costs and actual and estimated upfront renovation costs. Actual renovation costs may exceed estimated renovation costs, and we may acquire homes in the future with different characteristics that result in higher renovation costs. Estimated average monthly rent per home represents (a) for vacant homes, management’s estimates of what rent would be generated if such homes were leased based on rents estimated by examining multiple rent data sources (such as realized rents for comparable homes in neighborhood, a proprietary rent setting algorithm, third-party vendors, etc.) and using localized knowledge to establish rent for a given property and (b) for leased homes, average monthly contractual rent. No assurance can be given that these estimates will prove to be accurate, and as such, you should not place undue reliance on them. Represents NPLs converted to portfolio homes during the quarter across various markets.

18 Definitions and Reconciliations Estimated Fair Value of Assets. Estimated fair value of assets consists of both estimated SFR value and estimated NPL value as described below. Estimated NAV. We define Estimated NAV as the estimated value of all assets net of liabilities at current fair market values, and Estimated NAV is not meant to represent the liquidation value of our assets. To calculate the Estimated NAV, the historical net investments in real estate and NPLs at carrying value are deducted from total shareholders’ equity and the Estimated SFR Value and NPL Value are added (see table below). The fair value of investments in real estate is determined using a progressive method that incorporates three value sources: automated valuation model values (“AVMs”), BPOs and internal desktop evaluations. AVM values, which are value estimates provided by service providers based on their proprietary mathematical modeling platforms that utilize historical sales and public records data of comparable homes and are adjusted based on characteristics specific to the relevant home being valued, are ordered for each home. The AVM value provided by a third-party AVM service provider is prepared as if such home is at an “after repair” condition. Because not all of our homes are in “after repair” condition, to arrive at our fair market value for a home, we: (1) for non-stabilized homes, deduct the average remaining estimated capital expense per non- stabilized home from the “after repair” AVM value prepared by a third-party AVM service provider, with the average remaining estimated capital expenses determined by subtracting the actual average capital expenditures per home incurred as of that quarter-end date from the average underwritten initial renovation budget per home; and (2) for stabilized homes, deduct the average costs of preparing a stabilized home for sale from the “after repair” AVM value prepared the third-party AVM service provider, with the average costs of preparing a stabilized home for sale determined based on the average of the cost components associated with preparing a home for sale for all homes sold during the quarter. The AVMs we receive are accompanied with a confidence index which provides a measure for the perceived reliability of the AVM value. The AVM confidence index is prepared by a third-party AVM service provider and includes a confidence score, which is a statistically based measurement of how similar or dissimilar the results of the third-party AVM service provider’s multiple proprietary valuation models are to each other. We accept AVMs with confidence scores that equate to a statistical error margin of approximately 5% or less. Historically, greater than 90% of the AVMs provided to the Company have had confidence scores that equate to a statistical error margin of approximately 5% or less. When a home’s AVM confidence index falls below our acceptable score, we will order a BPO, which is a value estimate provided by a local broker based on comparable sales data and adjusted based on characteristics specific to the relevant home being valued. If for some reason a current BPO is not available, an internal evaluation is performed by a licensed appraiser using the market approach as defined by the Appraisal Institute to estimate the fair value. The fair value of investments in NPLs is determined using the net present values of the BPOs of the underlying homes discounted at the then current market discount rate. The net present values of the BPOs of the underlying homes are determined using estimates of the length of time to foreclose or convert the relevant homes, with such estimates made on a state-by-state basis pursuant to market data received from service providers as adjusted from time to time based on our experience. The costs of selling properties in the portfolio, including commissions and other related costs are not deducted for the purpose of calculating the Estimated SFR Value and Estimated NAV. Further, future promoted interests on the NPL portfolio are not deducted for the purpose of calculating Estimated SFR & NPL Value and Estimated NAV. We consider Estimated NAV to be an appropriate supplemental measure as it illustrates the estimated imbedded value in our SFR portfolio and NPL portfolio that is carried on our balance sheet primarily at cost. The Estimated SFR Value, Estimated NPL Value and Estimated NAV are non-GAAP financial measures. However, they are provided for informational purposes to be used by investors in assessing the value of the assets. A reconciliation of total shareholders’ equity to Estimated NAV is provided below. The use of AVMs in preparing the estimated NAV is subject to certain inherent limitations, including potentially imperfect and/or incomplete information regarding the properties being valued and comparable properties used in the AVM model. SFR and NPL values used in the calculation of estimated NAV are not subject to audit procedures by our independent auditors. These metrics should be considered along with other available information in valuing and assessing us, including our GAAP financial measures and other cash flow and yield metrics.  These metrics should not be viewed as a substitute for book value, net investments in real estate, equity, net income or cash flows from operations prepared in accordance with GAAP, or as measures of profitability or liquidity. Further, not all real estate investment trusts (“REITs”) compute same non-GAAP measure, therefore, there can be no assurance that our basis for computing this non-GAAP measure is comparable with that of other REITs.

19 Definitions and Reconciliations (cont’d) LTV. Loan to value National Association of Real Estate Investment Trusts Funds From Operations (“NAREIT FFO”) and Core FFO. NAREIT FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. NAREIT FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income or loss (computed in accordance with GAAP) excluding gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures.   We believe that NAREIT FFO is a meaningful supplemental measure of the operating performance of our single-family home business because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers NAREIT FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated homes, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses NAREIT FFO to measure returns on its investments in real estate assets. However, because NAREIT FFO excludes depreciation and amortization and captures neither the changes in the value of the homes that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of the homes, all of which have real economic effect and could materially impact our results from operations, the utility of NAREIT FFO as a measure of our performance is limited. We believe that Core FFO is a meaningful supplemental measure of our operating performance for the same reasons as NAREIT FFO and adjusting for non-routine items that when excluded allows for more comparable periods. Our Core FFO begins with NAREIT FFO as defined by the NAREIT White Paper and is adjusted for: share-based compensation, non-recurring costs associated with the separation, acquisition fees and other expenses, write-off of loan costs, loss on derivative financial instruments, amortization of derivative financial instruments cost, severance expense, non-cash interest expense related to amortization on convertible senior notes, and other non-comparable items as applicable. Gross Assets. We define gross assets as total assets plus accumulated depreciation in both investments in real estate and real estate held for sale. Homes We Did Not Intend to Hold For The Long Term. We hold certain homes as REO in our Prime Asset Fund VI, LLC (“Prime”) portfolio that we intend to sell or transfer from Prime to the rental portfolio, and separately hold certain homes in our SFR portfolio that we are in the process of selling or preparing for sale. Collectively, these two categories of homes are considered as “homes not to be held for the long term." The period of time that a home remains in this category depends upon (i) the occupancy status at the time the asset is designated as a home that will not be held for the long term, (ii) title or other legal issues that require resolution, (iii) the renovation scope required to list a home for sale, and (iv) conditions in the local real estate market that may impact the time required to sell a home. Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR held for sale 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR held for sale 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR not held for long term 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR not held for long term 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696

20 Definitions and Reconciliations   Management also believes that NAREIT FFO/Core FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. NAREIT FFO/Core FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our NAREIT FFO/Core FFO may not be comparable to the NAREIT FFO of other REITs due to the fact that not all REITs use the NAREIT or similar Core FFO definition. For a reconciliation of NAREIT FFO and Core FFO to net loss attributable to common shareholders determined in accordance with GAAP for the three months ended September 30, 2015 and 2014, please refer to page 10. For a reconciliation of NAREIT FFO and Core FFO to net loss attributable to common shareholders determined in accordance with GAAP for the three months ended June 30, 2015, March 31, 2015, and December 31, 2014, please refer to the table below. NPL Roll-forward. We hold our NPLs within a condensed consolidated subsidiary that we established with our joint venture, Prime. We hold a controlling interest in the subsidiary and, as such, have power to direct its significant activities while Prime manages the subsidiary’s day-to-day operations. Should this subsidiary realize future returns in excess of specific thresholds, Prime may receive incremental incentive distributions in excess of their ownership interest. The following table summarizes transactions for our NPLs for the nine months ended September 30, 2015: Same Store Properties. We define Same Store Properties as homes stabilized at January 1, 2014 and held in operations throughout the full periods in both 2014 and 2015.  Same Store Properties exclude homes that have been disposed or transitioned to the development period for significant renovation.  We believe same store growth is a useful measure of performance because the population of properties in this analysis is consistent from period to period, thereby eliminating the effects of changes in the composition of the portfolio. Refer below for a reconciliation of net loss attributable to Starwood Waypoint Residential Trust shareholders to Same Store NOI. Net Debt. We define net debt as total debt outstanding less cash and cash equivalents and asset- backed securitization certificates. Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR held for sale 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR held for sale 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR held for sale 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-21 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR held for sale 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio(4) 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Separation costs 244 0 0 0 Acquisition fees and other expenses 20,200 217 259 186 Interest expense, including amortization 19,783 11,899 19,595 5,191 Depreciation and amortization 0 9,238 18,984 7,243 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO PENDING CONFIRMATION DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-22 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR not held for long term 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages(4) Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Acquisition fees and other expenses 244 217 259 186 Interest expense, including amortization 20,200 11,899 19,595 5,191 Depreciation and amortization 19,783 9,238 18,984 7,243 Separation costs 0 0 0 0 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-22 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 1.1% Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR not held for long term 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages(4) Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Acquisition fees and other expenses 244 217 259 186 Interest expense, including amortization 20,200 11,899 19,595 5,191 Depreciation and amortization 19,783 9,238 18,984 7,243 Separation costs 0 0 0 0 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 405.70000000000005 625.79999999999995 629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0.19 $2.3343925945690853E-2 $0.49128708834120577 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0.24 $0.1390354840343497 $1.0396391482781449 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0.43 $0.16237940998004055 $1.5309262366193506 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $1.585187331581861E-3 $0 $-9.2623661935054002E-4 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $7,137.9999999999973 $901.38531540096619 $18,261 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $9,048.9999999999982 $5,368.6146845990343 $39,446 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Las Vegas 0 0 0 0.0% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized loss (gain) on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized gain on divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Allowance for doubtful accounts -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696

21 Definitions and Reconciliations (cont’d) Stabilized and Non-Stabilized Home Portfolio. We define the stabilized home portfolio to include homes from the first day of initial occupancy or subsequent occupancy after a significant renovation. All other homes are considered non-stabilized. Homes are considered stabilized even after subsequent resident turnover. However, homes may be removed from the stabilized home portfolio and placed in the non-stabilized home portfolio due to significant renovation during the home lifecycle. Total Debt. We define total debt as total debt maturities excluding asset-backed securitization certificates. Total NOI, Total NPL NOI, Total Non-Stabilized Portfolio NOI and Total Stabilized Portfolio NOI. We define Total NOI as total revenues less property operating and maintenance expenses and  real estate taxes and insurance expenses (“property operating expenses”) and mortgage loan servicing costs. We define Total NPL Portfolio NOI as gains on NPLs, net and gains on loan conversions, net less mortgage loan servicing costs. We define Total Non-Stabilized Portfolio NOI as total revenues on the non-stabilized portfolio less property operating expenses on the non-stabilized portfolio. We define Total Stabilized Portfolio NOI as total revenues on the stabilized portfolio less property operating expenses on the stabilized portfolio. We consider these NOI measures to be appropriate supplemental measures of operating performance to net income attributable to common shareholders because they reflect the operating performance of our homes without allocation of corporate level overhead or general and administrative costs and reflect the operations of the segments and sub-segments of our business. Refer to the table on the next page for a reconciliation of net loss attributable to common shareholders to these NOI measures. These NOI measures and Same Store NOI should not be considered alternatives to net loss or net cash flows from operating activities, as determined in accordance with GAAP, as indications of our performance or as measures of liquidity. Although we use these non-GAAP measures for comparability in assessing their performance against other REITs, not all REITs compute the same non-GAAP measures. Accordingly, there can be no assurance that our basis for computing these non-GAAP measures are comparable with that of other REITs. Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-22 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Q3 YTD 2015 vs. Q3 YTD 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 73157590700198907.7% -2.5% -0.14456586309311326 5.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG Summary - 10.27.15 Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Source: Casey Pham, Corporate Financial Planning Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR not held for long term 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages(4) Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Acquisition fees and other expenses 244 217 259 186 Interest expense, including amortization 20,200 11,899 19,595 5,191 Depreciation and amortization 19,783 9,238 18,984 7,243 Separation costs 0 0 0 0 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 $405.70000000000005 $625.79999999999995 $629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0 $2.3343925945690853E-2 $0.01 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0 $0.1390354840343497 $0 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0 $0.16237940998004055 $0.01 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $0.43158518733158185 $0 $1.52 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $0 $901.38531540096619 $0 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $0 $5,368.6146845990343 $0 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% Las Vegas 0 0 0 Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized (gain) loss on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized loss (gain) on sales of divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Bad debt expense -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696 Capitalization slide Schedule XV Confirm with capital markets and 10Q/10K filings As of September 30, 2015 (in thousands, except share and per share data) Debt Debt Maturities(1) Senior SFR Facility NPL Facility Securitization(2) Convertible Notes - 2019 Convertible Note Convertible Notes - 2017 Convertible Note Total Wtd Avg Interest Rate 2015 $0 $0 $0 $0 $0 $0 2016 0 0 0 0 0 0 2017 0 ,331,212 0 0 ,172,500 ,503,712 2018 ,697,414 0 0 0 0 ,697,414 2019 0 0 0 ,230,000 0 ,230,000 2,785,743.8297800003 Thereafter 0 0 ,529,011 0 0 ,529,011 0.70363146066980564 Total $,697,414 $,331,212 $,529,011 $0 $,230,000 $0 $,172,500 $1,960,137 Less: non-controlling share of debt 0 0 0 0 0 0 Controlling shareholder's share of debt 697414 331212 529011 230000 172500 1960137 Weighted average coupon rate 3.143E-2 2.5680000000000001E-2 2.5530000000000001E-2 0.03 4.4999999999999998E-2 2.9892500886417633E-2 Weighted average remaining maturity in years 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 2.9356276320104291 Market equity Security Shares Price Value Common shares 37,907,966 $23.83 $,903,346.82978000003 NAV(3) 37,907,966 $35.370000000000019 $1,340,423 Debt Metrics Total debt to total gross assets(4)(5) 0.61742608212511796 Net debt to total estimated fair value of assets(4)(5) 0.58815626271858223 $1,180,415 As of date 42277 42277 42277 42277 42277 maturity 43134 42979 43839 43647 43023 WPH's Share of: (Not in Supplemental output) Remaining maturity in years (incl. extension) 2.3479452054794518 1.9232876712328768 4.279452054794521 3.7534246575342465 2.043835616438356 0 Total Assets per BS $3,140,552 $,-72,704 <---check figure s/b 0 Note: Source of all information in this table is from Aaron, Ben, and directly from Citibank/Deutschebank/Prime. Debt Metric Calc Supporting Docs Total debt to toal gross assets Net debt to NAV Debt Agreement Agreement Date Amend Date Maturity Date Interest rate Loan Amount Class G Cert $26,553 Net debt $1,850,295 Syndication Feb. 2014 41803 Feb. 3, 2017 Total Debt less Cert $1,933,584 Net debt less Cert $1,823,742 Syndication 41803 Feb. 5, 2018 $,441,239,371.75 1 Accum Deprec. $,-89,615 NAV less Cert $3,100,778 Securitization Dec 19,2015 Jan. 2017 $,531,049,000 2 Accum Deprec on Held for Sale $-,775 Net debt to NAV 0.58815626271858223 NPL Debt $41,709 42248 Mar. 1, 2017 $,454,248,912 3 Total Assets $3,067,848 Convertible Debt $41,834 43647 $,230,000,000 4 Total gross Assets Less Cert $3,131,685 Convertible Debt Oct. 14, 2014 Oct. 15, 2017 $,172,500,000 4 Total debt to total gross assets 0.61742608212511796 $1,933,584 $3,158,238 0.61223505005005951 1 See Liam's email and excel SWAY Data File - December Reporting Syndication Loan Support.12.31.14 2 Pg. 21 Securitization Loan Agmt. SS right. Sec. 8k pg. 1 interest rate Securitization Loan Agmt 12.19.14 2014 Sec. Final Closing Stmt 3 Ben's email with Deutsche Bank for OS Balan Ben's Email 12.31.14 Debt FN Folder 4 Refer to July and Oct. Note Agmts Convertible Notes Total Capacity Drawn SFR credit facility 1,000 697.4 NPL credit facility 331.2 331.2 First convertible bond 230 230 Second convertible bond 172.5 172.5 SFR Secutitization 502.5 502.5 Acquisitions (SFRs and NPLs) Source: Blake Martini - Home Portfolio Schedule (SFRs) and Prime - Jeff Whorton (NPLs). Tie to 10-Q FOR CHARTS ACQUISITIONS tie out table left see below SFRs by Market Homes(1) Average Home Size (sq. ft.) Average Acquisition Cost per Home Average Estimated Upfront Renovation Cost per Home Average Estimated Investment per Home(2) Aggregate Investment(in millions) Estimated Average MonthlyRent per Home(3) Column H Col J Col L=Col H+Col J South Florida 108 1586.1851851851852 $,159,793.7129629629 $36,638.708055555471 $,196,431.77935185176 $21.2 $1,752.555555555557 ,159,793.7129629629 $36,638.708055555471 ,196,431.77935185176 0 Tampa 75 1542.5066666666667 $,126,522.4081333333 $24,454.275600000037 $,150,976.68373333334 11.3 $1,422.6666666666667 ,126,522.4081333333 $24,454.275600000037 ,150,976.68373333334 0 Denver 71 1828.7605633802816 $,245,766.83661971835 $14,986.86197183002 $,260,752.92281690135 18.5 $1,990.4788732394366 ,245,766.83661971835 $14,986.86197183002 ,260,752.92281690135 0 Chicago 60 1620.2666666666667 $,120,559.84733333328 $33,262.156500000012 $,153,822.383333329 9.1999999999999993 $1,648.3333333333333 ,120,559.84733333328 $33,262.156500000012 ,153,822.383333329 0 Orlando 57 1661.0701754385964 $,127,407.315789468 $32,865.151929824613 $,160,272.15508771929 9.1 $1,416.9649122807018 ,127,407.315789468 $32,865.151929824613 ,160,272.15508771929 0 Dallas 54 2544.5 $,185,231.13666666666 $19,396.465555555595 $,204,627.60222222225 11 $1,841.4259259259259 ,185,231.13666666666 $19,396.465555555595 ,204,627.60222222225 0 Houston 29 2108.8275862068967 $,160,771.53275862068 $21,882.132413793035 $,182,653.66517241372 5.3 $1,783.5517241379309 ,160,771.53275862068 $21,882.132413793035 ,182,653.66517241372 0 Atlanta 20 2321.6999999999998 $,176,791.60749999998 $25,219.97550000003 $,202,011.58300000001 4 $1,626 ,176,791.60749999998 $25,219.97550000003 ,202,011.58300000001 0 Southern California 7 1714.1428571428571 $,352,353.74571428576 $28,951.787142857094 $,381,305.53285714285 2.7 $2,623.2857142857142 ,352,353.74571428576 $28,951.787142857094 ,381,305.53285714285 0 Total/Avg SFR Acquisitions 481 1799.8482328482328 $,164,988.817047828 $27,262.285467775451 $,192,250.29363825373 $92.3 $1,702.6112266112266 ,164,988.817047828 $27,262.285467775451 ,192,250.29363825373 0 Total NPLs Converted to SFRs(4) 15 1973.8666666666666 $,114,737.86199999999 $29,322.84733333331 $,144,060.7093333333 2.2000000000000002 $1,574.8 Total/Avg 496 1805.1108870967741 $,163,468.34649193563 $27,324.600846774149 $,190,792.94733870978 $94.5 $1,698.7459677419354 Support Slide Abt Sway pg. 1, 2015 SFR gross Yield $10,110,936 $20,431.334719334718 Annualized Estimated Average Rent per Home $94,633,301.880000055 $92,300 Aggregate Investment above 0.10684331835764531 0.22135790595162208 SFR Gross Yield Appendix II STARWOOD WAYPOINT RESIDENTIAL TRUST Contact information Contact information Headquarters Investors Transfer agent Starwood Waypoint Residential Trust (510) 987-8308 AST (American Stock Transfer & Trust Company) 1999 Harrison Street, 24th Floor IR@waypointhomes.com Oakland, CA 94612 Phone: (510) 250-2200 www.starwoodwaypoint.com Media (203) 682-8200 PR@waypointhomes.com Equity research coverage FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE FIRM ANALYST PHONE PQ FFO & Core FFO Definition Pages Schedule Three Months Ended (in thousands, except share and per share data) June 30, 2015 March 31, 2015 December 31, 2014 September 30, 2014 (unaudited) Reconciliation of net loss to NAREIT FFO Net loss attributable to Starwood Waypoint Residential Trust shareholders $-3,437 $-7 $-9,558 $-6,713 Add (deduct) adjustments to net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 18,984 18,008 19,918 9,238 Impairment on depreciated real estate investments 0 0 0 15 Gain on sales of previously depreciated investments in real estate -,458 -,245.69383999999994 -,253 -27 Non-controlling interests 98 121 79 13 Subtotal - NAREIT FFO 15,187 17,876.30616 10,186 2,526 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 1,390 1,927 3,898 2,101 Separation costs 0 0 0 0 Acquisition fees and other expenses 259 363 637 217 Write-off of loan costs 0 0 0 0 Loss on derivative financial instruments, net 65 111 132 104 Amortization of derivative financial instruments cost -,100 0 -90 -81 Adjustment for derivative instruments, net -35 111 42 Severance expense 0 0 0 355 Non-cash interest expense related to amortization on convertible senior notes 2,259 2,184 1,998 1,048 Core FFO $19,060 $22,461.30616 $16,761 $6,270 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 Recurring capital expenditures 0 0 0 0 Acquisition costs 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 Stock-based compensation expense 0 0 0 0 AFFO $19,060 $22,461.30616 $16,761 $6,270 Core FFO per share $0.50030226814106915 $0.59 $0.44 $0.16237940998004055 Dividends declared per common share $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 $0.14000000000000001 Weighted average shares - basic and diluted 38,096,969 37,821,364 37,860,335 38,613,270 Weighted average shares - diluted 38,142,566.40271125 39,079,365 38,613,270 39,079,365 Table of Contents Update Page numbers according to power point slides Pages ABOUT SWAY 1-6 FINANCIAL AND OPERATING INFORMATION Selected Financial & Operating Information 7 FINANCIAL INFORMATION Selected Financial & Other Information 7 Consolidated Balance Sheets 8 Consolidated Statements of Operations 9 NAREIT FFO & Core FFO 10 NOI and Same Store Growth 11 Same Store Growth CAPITAL MARKETS 12 PORTFOLIO INFORMATION Total Rental Homes Portfolio 13 Rent Growth by Lease Category 14 Leasing Statistics 15 NPL Portfolio 16 TRANSACTION ACTIVITY Acquisitions 17 Dispositions DEFINITIONS AND RECONCILIATIONS 18-22 Stabilized & 180 Day Schedules Source: Blake Martini - Home portfolio tables FOR CHARTS Stabilized Homes(1) Homes Owned 180 Days or Longer Average Average Total Monthly Monthly Number of Number of Percent Rent per Number of Percent Rent per Markets Homes(2)(3) Homes Leased Leased Home(4) Homes Leased Leased Home(4) South Florida 2,561 2,385 0.96436058700209648 $1,640.5452474832218 2,322 0.95736434108527135 $1,634.7221182053497 Atlanta 2,487 2,439 0.95038950389503896 $1,216.4877563576702 2,441 0.94797214256452278 $1,213.427019270194 Houston 1,597 1,544 0.92746113989637302 $1,543.3103756476683 1,537 0.92062459336369551 $1,542.9376837996094 Tampa 1,459 1,367 0.96196049743964884 $1,276.9029846378935 1,307 0.96174445294567712 $1,271.9230145371082 Dallas 1,412 1,329 0.97215951843491344 $1,589.9027840481563 1,300 0.94615384615384612 $1,585.3083076923078 Denver 783 676 0.96153846153846156 $1,784.3424556213017 636 0.95597484276729561 $1,773.6973270440251 Chicago 770 700 0.93285714285714283 $1,674.3270857142854 653 0.92343032159264926 $1,674.8158895705517 Orlando 665 594 0.95959595959595956 $1,315.1390909090903 550 0.95636363636363642 $1,310.8902181818178 Southern California 450 433 0.91454965357967666 $1,845.4547113163967 435 0.89655172413793105 $1,837.6057373271881 Northern California 268 267 0.95880149812734083 $1,744.5882771535576 267 0.9550561797752809 $1,747.2099999999996 Phoenix 244 244 0.97131147540983609 $1,204.9007377049184 244 0.97131147540983609 $1,204.9007377049184 Las Vegas 38 38 0.89473684210526316 $1,279.9594736842105 38 0.89473684210526316 $1,279.9594736842105 Total/Average 12,734 12,016 0.95314580559254325 $1,488.6959963376073 11,730 0.94560954816709297 $1,483.5691605528082 Same Store Growth Q3 15 Source: Casey Pham & supporting Files. Need to Link Option 3 Presentation (combine at the bottom of the NOI Margin slide vs a separate page): Same Store Growth(5) Q3 2015 vs. Q3 2014 Q3 YTD 2015 vs. Q3 YTD 2014 Stabilized prior to Total Number of Homes Revenues Operating Expenses NOI(1) Revenues Operating Expenses NOI(1) 1Q 2014 1,647 -3.7% -9.9% 73157590700198907.7% -2.5% -0.14456586309311326 5.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG Summary - 10.27.15 Y/Y % Increase SS2014 SS3Q14 Net Operating Income 1.1% -8.6% Revenue -3.7% -2.9% Expenses -9.9% 8.5% Source: P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\Copy of SSG - Compass Data Analysis (10 22 2015) Source: Casey Pham, Corporate Financial Planning Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q GMNote - Links to Q2 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 (unaudited) (unaudited) (unaudited) (unaudited) Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 Expenses Property operating and maintenance 11,580 8,796 33,100 22,619 10,195 7,791 21,520 13,823 Real estate taxes and insurance 9,957 5,143 27,502 12,754 8,880 4,468 17,545 7,611 Mortgage loan servicing costs 10,404 7,918 29,985 17,939 9,586 5,139 19,581 10,021 Non-performing loan management fees and expenses 3,146 3,508 9,301 7,794 2,589 1,871 6,155 4,286 General and administrative 3,965 4,627 11,827 14,441 4,004 4,444 7,862 9,814 Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 Investment management fees 4,664 4,522 14,326 11,272 4,881 3,993 9,662 6,750 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 Interest expense, including amortization 20,200 11,899 57,412 18,590 19,595 5,191 37,212 6,691 Depreciation and amortization 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 Separation costs 0 0 0 3,543 0 0 0 3,543 Transaction-related expenses 4,288 0 4,288 0 0 0 0 0 Finance-related expenses and write-off of loan costs 722 1,334 2,177 6,775 911 5,441 1,455 5,441 Impairment of real estate 202 341 861 2,408 440 1,233 659 2,067 Total expenses 91,499 59,644 ,254,081 ,145,313 81,714 49,130 ,162,582 85,669 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,407 ,-47,138 ,-50,243 ,-23,060 ,-14,798 ,-41,931 ,-29,836 Other income (expense) Realized gain (loss) on sales of investments in real estate, net 1,472 125 2,176 -76 458 -56 704 -,201 Realized loss on divestiture homes, net -3,320 0 -3,001 0 1,101 0 319 0 Unrealized (loss) gain on non-performing loans, net(1) -3,952 13,705 34,431 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -31 -,104 -,307 -,574 -65 -,470 -,276 -,470 Total other income (expense) -5,831 13,726 33,299 16,696 19,920 3,115 39,130 2,970 Loss before income tax expense and non-controlling interests ,-11,038 -6,681 ,-13,839 ,-33,547 -3,140 ,-11,683 -2,801 ,-26,866 Income tax expense 16 19 440 504 199 350 424 485 Net loss ,-11,054 -6,700 ,-14,279 ,-34,051 -3,339 ,-12,033 -3,225 ,-27,351 Net income attributable to non-controlling interests -,109 -13 -,328 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 Net loss per common share - basic and diluted $-0.29448566296958728 $-0.17385214979202745 $-0.3849822298559768 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Net loss per share - diluted $-0.29266515215941297 $-0.17177863560474946 $-0.38435229494619827 $-0.87729837229374708 $-9.021715087097873E-2 $-0.31003574392777367 $-9.0727253223451848E-2 $-0.70152826951209912 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 Number of shares used in per share computations - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.47 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.9723038187159043E-2 1.0618126659082291E-2 Starwood Waypoint Residential Trust Period Ending 9/30/15 Homes not intend to hold for the long term Source: Aaron Stevens Home Count as of March 31, 2015 1,151 SFR homes sold -,129 Prime REOs sold -,213 Additional SFR held for sale 211 Additional Prime Non-rentals 181 Additional Prime Rentals 4 Home Count as of June 30, 2015 1,205 SFR homes sold -,200 Prime REOs sold -,228 Additional SFR not held for long term 376 Additional Prime REOs 268 Home Count as of September 30, 2015 1,421 1421 Check 0 Total Rental Homes Portfolio Source: Blake Martini - Home Count FOR CHARTS Markets Stabilized Homes Non-Stabilized Homes Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost per Home Average Investment per Home(3) Aggregate Investment (in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Estimated Renovation Costs Total Average Investment Occurrences Estimated Renovation Costs Total Average Investment South Florida 2,385 176 2,561 0.90980085903943775 $,140,365.74069894542 $,176,174.5242092905 $451.18174824999926 1585.4875 45.037094884810585 2014 $1,646.6397614391865 $1,622.3531942003515 35,808 ,176,174 ,140,366 $451.2 $35.808300000000003 $140.3657 $176.17400000000001 Atlanta 2,439 48 2,487 0.93727382388419778 $,102,237.22294330513 $,132,493.30934057114 329.51086033000041 1935.7237635705669 22.424547283702168 2014 $1,220.3368812877266 $1,203.401435602953 30,256 ,132,493 ,102,237 $329.5 $30.255799999999994 $102.2372 $132.49299999999999 Houston 1,544 53 1,597 0.90732623669380086 $,131,656.38120225418 $,150,949.38788979326 241.06617245999982 2031.8854101440199 26.795867251095842 2013 $1,549.7440325610519 $1,537.2903253652062 19,293 ,150,949 ,131,656 $241.1 $19.292600000000022 $131.65639999999999 $150.94900000000001 Tampa 1,367 92 1,459 0.9047292666209733 $,105,355.39785469499 $,127,355.16988348182 185.81119285999998 1460.345442083619 40.164035689773527 2014 $1,287.523509252916 $1,263.2591388673393 22,000 ,127,355 ,105,355 $185.8 $21.9 $105.35539999999999 $127.355 Dallas 1,329 83 1,412 0.91926345609065152 $,142,879.3100424929 $,164,346.74902974474 232.05760962999958 2149.8781869688387 19.528328611897905 2014 $1,598.1216713881022 $1,575.2348524844722 21,467 ,164,346 ,142,879 $232.1 $21.467700000000008 $142.8793 $164.34700000000001 Denver 676 107 783 0.84291187739463602 $,205,015.76214559397 $,232,216.1444827588 181.82524113000014 1622.4661558109833 32.007662835248993 2014 $1,802.9227330779056 $1,767.7161741835148 27,200 ,232,216 ,205,016 $181.8 $27.200200000000024 $205.01579999999998 $232.21600000000001 Chicago 700 70 770 0.85324675324675325 $,121,158.86842857144 $,150,844.78590909092 116.15048515000001 1578.1116883116883 36.627272727272839 2014 $1,674.7775812743819 $1,665.8466925465839 29,686 ,150,845 ,121,159 $116.2 $29.68610000000001 $121.15889999999999 $150.845 Orlando 594 71 665 0.86466165413533835 $,115,992.12577443621 $,142,663.29966917302 94.871094280000065 1587.0842105263157 36.996992481203051 2014 $1,324.9422857142852 $1,310.2907590132825 26,671 ,142,663 ,115,992 $94.9 $26.670900000000003 $115.99210000000001 $142.66300000000001 Southern California 433 17 450 0.88222222222222224 $,243,370.19557777792 $,256,894.74093333335 115.60263342 1650.3666666666666 38.193333333333385 2014 $1,864.3783741648101 $1,831.941582733813 13,525 ,256,895 ,243,370 $115.6 $13.524799999999971 $243.37020000000001 $256.89499999999998 Northern California 267 1 268 0.95522388059701491 $,214,751.97895522381 $,228,443.94231343281 61.222976539999991 1508.1268656716418 45.432835820895434 2013 $1,747.33843283582 $1,729.9144318181814 13,692 ,228,444 ,214,752 $61.2 $13.691999999999979 $214.75200000000001 $228.44399999999999 Phoenix 244 0 244 0.97131147540983609 $,139,867.52475409835 $,158,731.57885245909 38.730505240000014 1536.5040983606557 40.127049180327958 2014 $1,204.9007377049184 $1,195.8157500000002 18,864 ,158,732 ,139,868 $38.700000000000003 $18.864499999999992 $139.86750000000001 $158.732 Las Vegas 38 0 38 0.89473684210526316 $,153,628.77578947367 $,165,797.42447368419 6.3003021299999995 1909.9473684210527 28.684210526315837 2013 $1,279.9594736842105 $1,283.8612820512819 12,169 ,165,798 ,153,629 $6.3 $12.168200000000013 $153.62879999999998 $165.797 Total/Average 12,016 718 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 $1,473.9904856970031 26396.121837549934 ,160,908.21779294274 ,134,512.9595539281 $2,054.4 $270.53110000000004 $1,816.2792999999999 $2,086.91 Status Total Homes(1)(2) Total Homes Leased (%) Average Acquisition Cost Average Investment per Home(3) Aggregate Investment(in millions) Average Home Size(sq. ft.) Weighted Average Age (year) Average Year Purchased Average Monthly Rent Per Leased Home(4) Stabilized(5) 12,016 0.95314580559254325 $,133,340.98909204471 $,159,666.96488432138 $1,918.5582500500057 1758.1194340407824 32.811485642946309 2014 $1,488.6959963376073 Non-stabilized(5) 718 0.12674094707520892 $,160,473.23742339844 $,189,098.28881615613 135.77257137000009 1804.5362116991644 33.332867132867023 2015 $1,679.3876404494381 Total/Average 12,734 0.90654939531961676 $,134,870.82687293936 $,161,326.43485314955 $2,054.3308214200065 1760.73682557135 32.840769835035417 2014 $1,499.3648986327212 0 Support for Actual per renovation per home as of March 31, 2015 $25,500 Per Tri's Home Portfolio Schedule V Page 3 Total Homes without Legacy Transfers Sched. V $311.5 $311.4443 311.39999999999998 Av. Est. Renovation Cost $353.7 $353.71097546999954 353.7 $234.4 $234.41891439999941 234.4 $197 $197.01143586999973 197 $150.80000000000001 $150.84696555999997 150.80000000000001 $91.1 $91.104250529999973 91.1 $132.6 $132.54166816000003 132.5 $66.3 $66.30291940000005 66.3 $112.3 $112.33105758000001 112.3 $58.8 $58.76216715000001 58.8 $39.4 $39.407076200000013 39.4 $7 $7.0384287699999994 7 $1,754.8999999999996 $0 311.39999999999998 353.7 234.4 197 150.80000000000001 91.1 132.5 66.3 112.3 58.8 39.4 7 1,754.6999999999998 $,385,792 $,924,683 41,983 $1,753,111 $,526,935 1,294 $2,138,903 $,365,436 10,171 $,-57,134 $50,414 8,549 $2,081,769 $21,039 61,997 $52,652 $1,888,507 $2,134,421 $382 11,324 $,109,911 $1,135,162 8,665 $,489,505 $,-59,154 9,995 $8,873 -209 3,566 $85,178 $1,076,181 3,858 $62,309 $625 1,927 $32,290 $1,076,806 4,781 $26,553 363 $16,273 17,617 $2,965,313 $2,965,313 18,008 544 219 80,867 ,-18,870 -,538 1 19,957 -,211 19,209 339 225 114 -,121 -7 Statements of Operations - 1Q 2015 Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q TV_Note - Links to Q3 2015 and PQ updated Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three Months Ended March 31, Three Months Ended December 31, (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 2014 2013 Revenues Rental revenues, net $49,197 $30,366 $,137,857 $67,733 $46,677 $23,602 $88,660 $37,367 $41,983 $13,765 $37,097 $7,375 Other property revenues 1,801 1,139 4634 2,508 1,539 890 2833 1,369 1,294 479 1,073 131 Realized gain on non-performing loans, net 26,024 1,941 40510 7,141 4,315 3,357 14486 5,200 10,171 1,843 2,629 2,248 Realized gain on loan conversions, net 9,270 5,791 23942 17,688 6,123 6,483 14672 11,897 8,549 5,414 6,994 5,303 Total revenues 86,292 39,237 ,206,943 95,070 58,654 34,332 ,120,651 55,833 61,997 21,501 47,793 15,057 Expenses Property operating and maintenance 11,580 0.23538020611012866 8,796 0.28966607389843907 33,100 0.24010387575531167 22,619 0.33394357255695156 10,195 0.21841592218865821 7,791 0.33009914414032709 21,520 0.2427250169185653 13,823 0.36992533518880294 11,325 0.26975204249339019 6,032 0.43821285869960042 8,633 0.23271423565247865 8,457 1.1467118644067797 Real estate taxes and insurance 9,957 0.20239038965790598 5,143 0.16936705525917145 27,502 0.19949657978920185 12,754 0.18829817075871436 8,880 0.19024358891959636 4,468 0.18930599101771037 17,545 0.1978908188585608 7,611 0.20368239355581128 8,665 0.2063930638591811 3,143 0.22833272793316381 9,592 0.25856538264549694 2,660 0.36067796610169489 Mortgage loan servicing costs 10,404 0.21147630953106897 7,918 0.2607521570177172 29,985 0.2175079974176139 17,939 0.26484874433437172 9,586 0.20536881119180753 5,139 0.21773578510295738 19,581 0.22085495150011278 10,021 0.26817780394465707 9,995 0.23807255317628565 4,882 0.3546676353069379 11,020 0.2970590613796264 2,294 0.31105084745762712 Non-performing loan management fees and expenses 3,146 6.3946988637518548E-2 3,508 0.11552394125008233 9,301 6.7468463697889836E-2 7,794 0.11506946392452719 2,589 5.5466289607301239E-2 1,871 7.9272942970934665E-2 6,155 6.9422512970900074E-2 4,286 0.11470013648406348 3,566 8.4939142033680304E-2 2,415 0.17544496912459134 3,150 8.4912526619403184E-2 1,098 0.14888135593220339 General and administrative 3,965 8.0594345183649413E-2 4,627 0.15237436606731214 11,827 8.5791798747977974E-2 14,441 0.21320478939364859 4,004 8.5781005634466653E-2 4,444 0.18828912803999662 7,862 8.8675840288743521E-2 9,814 0.26263815666229562 3,858 9.1894338184503252E-2 5,370 0.3901198692335634 4,866 0.13116963635873521 6,101 0.82725423728813563 Share-based compensation 2,344 4.7645181616765252E-2 2,101 6.9189224790884546E-2 5,661 4.1064291258332913E-2 4,560 6.7323165960462408E-2 1,390 2.9779120337639523E-2 2,130 9.0246589272095584E-2 3,317 3.7412587412587413E-2 2,459 6.5806727861482062E-2 1,927 4.5899530762451471E-2 329 2.3901198692335635E-2 3,898 0.10507588214680433 0 0 Investment management fees 4,664 9.4802528609468056E-2 4,522 0.14891655140617796 14,326 0.10391927867282764 11,272 0.16641814182156409 4,881 0.1045697024230349 3,993 0.16918057791712568 9,662 0.10897811865553801 6,750 0.1806406722509166 4,781 0.1138794273872758 2,757 0.20029059208136579 4,825 0.13006442569480012 0 0 Acquisition fees and other expenses 244 4.9596520113015024E-3 0 0 866 6.2818717946857977E-3 3,543 5.2308328289017172E-2 0 0 0 0 0 0 3,543 9.4816281745925546E-2 0 0 3,543 0.25739193606974209 0 0 1,750 0.23728813559322035 Interest expense, including amortization 20,200 0.41059414191922272 217 7.1461502996772704E-3 57,412 0.41646053519226445 664 9.8031978503831212E-3 259 5.5487713434882275E-3 186 7.8806880772815859E-3 622 7.0155650800812095E-3 447 1.1962426740171809E-2 363 8.6463568587285336E-3 261 1.8961133309117327E-2 637 1.7171199827479312E-2 0 0 Depreciation and amortization 19,783 0.40211801532613778 11,899 0.39185273002700388 56,775 0.41183980501534201 18,590 0.27446001210635879 19,595 0.41979990145039314 5,191 0.21993898822133717 37,212 0.41971576810286487 6,691 0.17906173896753821 17,617 0.41962222804468474 1,500 0.10897203051216854 16,633 0.44836509690810578 0 0 Separation costs 0 0 9,238 0.30422182704340378 0 0 21,954 0.32412561085438413 18,984 0.40670994279838035 7,243 0.30688077281586307 36,992 0.41723437852470113 12,716 0.34030026493965265 18,008 0.42893552152061548 5,473 0.39760261532873231 19,918 0.5369167318111977 2,865 0.38847457627118642 Transaction-related expense 4,288 8.7159786165823122E-2 1,334 4.3930711980504508E-2 4,288 3.1104695445280255E-2 6,775 0.10002509854871333 911 1.9517106926323458E-2 5,441 0.23053131090585544 1,455 1.6411008346492218E-2 5,441 0.14560976262477587 544 1.295762570564276E-2 0 0 940 2.5338976197536188E-2 0 0 Finance-related expenses and write-off of loan costs 722 1.4675691607211822E-2 341 1.1229664756635711E-2 2,177 1.5791726209042702E-2 2,408 3.5551356059823132E-2 911 1.9517106926323458E-2 1,233 5.2241335480044067E-2 1,455 1.6411008346492218E-2 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Impairment of real estate 202 4.105941419192227E-3 341 1.1229664756635711E-2 861 6.2456023270490435E-3 2,408 3.5551356059823132E-2 440 9.4264841356556765E-3 1,233 5.2241335480044067E-2 659 7.4328896909542069E-3 2,067 5.5316188080391793E-2 219 5.2163971131172137E-3 834 6.0588448964765708E-2 171 4.6095371593390302E-3 849 0.11511864406779661 Total expenses 91,499 1.859849177795394 59,985 1.9754001185536456 ,254,081 1.84307652132282 ,147,721 2.1809310085187428 82,625 1.7701437538830687 50,363 2.1338445894415727 ,164,037 1.8501804646965938 87,736 2.3479540771268765 80,868 1.9262082271395564 36,539 2.6544860152560843 84,283 2.2719626924010026 26,074 3.5354576271186442 Loss before other income, income tax expense and non-controlling interests -5,207 ,-20,748 ,-47,138 ,-52,651 ,-23,971 ,-16,031 ,-43,386 ,-31,903 Other income (expense) Realized loss on sales of investments in real estate, net 458 125 704 -76 458 -56 704 -,201 Realized gain on divestiture homes, net 1,101 0 319 0 1,101 0 319 0 Unrealized gain on non-performing loans, net 18,426 13,705 38,383 17,346 18,426 3,641 38,383 3,641 Loss on derivative financial instruments, net -65 -,104 -,276 -,574 -65 -,470 -,276 -,470 Total other income 19,920 13,726 39,130 16,696 19,920 3,115 39,130 2,970 Income (Loss) before income tax expense and non-controlling interests 14,713 -7,022 -8,008 ,-35,955 -4,051 ,-12,916 -4,256 ,-28,933 Income tax expense 199 19 424 504 199 350 424 485 Net income (loss) 14,514 -7,041 -8,432 ,-36,459 -4,250 ,-13,266 -4,680 ,-29,418 Net (income) loss attributable to non-controlling interests -98 -13 -,219 -86 -98 -83 -,219 -73 Net loss attributable to Starwood Waypoint Residential Trust shareholders $14,416 $-7,054 $-8,651 $,-36,545 $-4,348 $,-13,349 $-4,899 $,-29,491 Net loss per common share - basic and diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 #REF! $-9.0727253223451848E-2 #REF! Net loss per share - diluted $-9.021715087097873E-2 $-0.18268331068567878 $-9.0727253223451848E-2 $-0.93918238320517289 $-9.021715087097873E-2 $-0.34158692189599293 $-9.0727253223451848E-2 #REF! Dividends declared per common share $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 $0 $0.28000000000000003 $0 Weighted-average shares outstanding - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 #REF! #REF! #REF! #REF! Number of shares used in per share computations - diluted 37,930,649.730669431 38,613,270 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 #REF! G&A as a percentage of total assets calculation: - G&A annualized 15,860 Dividend Yield 16,016 Dividend Yield - total assets 3,067,848 $0.28000000000000003 Annual Div Per share 3,140,552 $0.28000000000000003 Annual Div Per share G&A as a percentage of total assets 5.1697476537299111E-3 $23.83 price per share 5.0997404277974062E-3 26.37 price per share 1.1749895090222411E-2 1.0618126659082291E-2 NOI and Same Store Growth Linked within this document updated with March 31 Three months ended Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Three Months Ended June 30, 2015 Six Months Ended June 30, 2015 Three Months Ended {prior period} NOI(1) SFR SFR SFR SFR SFR (in thousands, unaudited) StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total StabilizedPortfolio Non-StabilizedPortfolio NPL Total Revenues Rental revenues, net $49,197 $0 $0 $49,197 $,137,857 $0 $0 $,137,857 $46,677 $0 $0 $46,677 $88,660 $0 $0 $88,660 $41,983 $0 $0 $41,983 Less allowance for doubtful accounts(2) -,592 0 0 -,592 -1,530 0 0 -1,530 -,229.60091323913264 0 0 -,229.60091323913264 -,938 0 0 -,938 -,708.39908676086736 0 0 -,708.39908676086736 Total rental revenues as adjusted 48,605 0 0 48,605 ,136,327 0 0 ,136,327 46,447.399086760866 0 0 46,447.399086760866 87,722 0 0 87,722 41,274.600913239134 0 0 41,274.600913239134 Other property revenues 1,801 0 0 1,801 4,634 0 0 4,634 1,539 0 0 1,539 2,833 0 0 2,833 1,294 0 0 1,294 Realized gain on non-performing loans, net 0 0 26,024 26,024 0 0 40,510 40,510 0 0 4,315 4,315 0 0 14,486 14,486 0 0 10,171 10,171 Realized gain on loan conversions, net 0 0 9,270 9,270 0 0 23,942 23,942 0 0 6,123 6,123 0 0 14,672 14,672 0 0 8,549 8,549 Unrealized gain (loss) on non-performing loans, net 0 0 -3,952 -3,952 0 0 34,431 34,431 0 0 18,426 18,426 0 0 38,383 38,383 0 0 19,957 19,957 Total revenues as adjusted 50,406 0 31,342 81,748 ,140,961 0 98,883 ,239,844 47,986.399086760866 0 28,864 76,850.399086760866 90,555 0 67,541 ,158,096 42,568.600913239134 0 38,677 81,245.600913239134 Expenses Property operating expenses(3) 18,897 2,048 0 20,945 51,969 7,103 0 59,072 17,079.399086760866 1,766 0 18,845.399086760866 33,072 5,055 0 38,127 15,992.600913239132 3,289 0 19,281.600913239134 Mortgage loan servicing costs 0 0 10,404 10,404 0 0 29,985 29,985 0 0 9,586 9,586 0 0 19,581 19,581 0 0 9,995 9,995 Total expenses 18,897 2,048 10,404 31,349 51,969 7,103 29,985 89,057 17,079.399086760866 1,766 9,586 28,431.399086760866 33,072 5,055 19,581 57,708 15,992.600913239132 3,289 9,995 29,276.600913239134 Total NOI $31,509 $-2,048 $20,938 $50,399 $88,992 $-7,103 $68,898 $,150,787 $30,907 $-1,766 $19,278 $48,419 $57,483 $-5,055 $47,960 $,100,388 $26,576 $-3,289 $28,682 $51,969 Stabilized portfolio NOI margin(4) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 0.64388266420464779 Check Per OPS 50,399 ,150,787 Per OPS 48,419 ,100,388 Difference $0 $0 Difference $0 $0 bad debt expense as a % of revenue 1.2% 1.1% .5% 1.6% Financial & Operating Highlights values linked within the workpaper and the consolidation working papers Highlights Three Months Ended Nine Months Ended Three Months Ended Six Months Ended (in thousands, except share and per share data) $42,277 $42,277 $42,185 $42,185 (unaudited) (unaudited) (unaudited) (unaudited) Total revenues $86,292 $,206,943 $58,654 $,120,651 Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $,-14,607 $-3,437 $-3,444 Core FFO(1) $16,360 $57,880 $19,060 $41,521 AFFO, as defined by Waypoint Homes Per common share - basic and diluted Net loss attributable to Starwood Waypoint Residential Trust shareholders $-0.29448566296958728 $-0.3849822298559768 $-9.021715087097873E-2 $-9.0727253223451848E-2 Core FFO per common share(1) $0.43158518733158185 $1.53 $0.50030226814106915 $1.0938113475873821 Dividends declared per common share $0.19 $0.47 $0.14000000000000001 $0.28000000000000003 Weighted-average shares outstanding - basic and diluted 37,906,769 37,942,011 38,096,969 37,959,928 Weighted Average Shares Outstanding, Diluted #REF! 38,142,566.40271125 38,142,566.40271125 38,004,196.12960732 Stabilized Portfolio NOI Margin(2) 0.64826663923464667 0.65278338113506496 0.66541939070189138 0.65528601719067048 Leased Home Portfolio NOI Margin(2) As of $42,277 $42,185 $42,094 December 31, 2014 Home Count: Stabilized homes(3) 12016 11822 10970 9754 Non-stabilized homes(3) 718 740 1247 1663 Total Homes(4) 12734 12562 12217 11417 Leased Percentages(4) Stabilized homes 0.95314580559254325 0.96608018947724583 0.9684594348222425 0.95571047775271678 Homes owned 180 days or longer 0.94560954816709297 0.95657579255838732 0.95011921793037668 0.93448047650562538 Total rental portfolio 0.90654939531961676 0.92238497054609137 0.89121715642138 0.83793173921929276 Q3 2015 Same Store Recon presented in Definitions pages Column C is linked to NOI Recon - Confirm this is correct SAME STORE NOI RECONCILIATION (in thousands, unaudited) Q3 2015 Q3 2014 Q2 2015 Q2 2014 Reconciliation of net loss to same store NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $-3,437 $,-12,116 Add (deduct) adjustments to get to total NOI: Non-performing loan management fees and expenses 3,146 3,508 2,589 1,871 General and administrative 3,965 4,627 4,004 4,444 Share-based compensation 2,344 2,101 1,390 2,130 Investment management fees 4,664 4,522 4,881 3,993 Acquisition fees and other expenses 244 217 259 186 Interest expense, including amortization 20,200 11,899 19,595 5,191 Depreciation and amortization 19,783 9,238 18,984 7,243 Separation costs 0 0 0 0 Transaction-related expense 4,288 0 Finance-related expenses and write-off of loan costs 722 1,334 911 5,441 Impairment of real estate 202 341 440 1,233 Realized loss (gain) on sales of investments in real estate, net -1,472 -,125 -,458 56 Realized gain on divestiture homes, net 3,320 0 -1,101 0 Loss on derivative financial instruments, net 31 104 65 470 Income tax expense 16 19 199 350 Net income attributable to non-controlling interests 109 13 98 83 Total NOI 50,399 31,085 48,419 20,575 Deduct: non-same store NOI ,-25,431 ,-13,539 ,-24,845 -8,293 Deduct: total NPL portfolio NOI ,-20,938 ,-13,519 ,-19,278 -8,342 Same store NOI 4,030 4,027 4,296 3,940 See info from Abu/Casey Below From Casey Pham's same store workpaper - see support below: Source:From Casey Pham - Same Store Workpaper - Q3 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SSG 10.23.15 Non-Performing Loan Portfolio Source: Prime (Contact Jeff Whorton). Tie to 10-Q Total Loan Home Purchase Price Total UPB (3) Total BPO Purchase Price Purchase Price Weighted State Count(1)(2) Count(1) (in millions) (in millions) (in millions) as % of UPB as % of BPO Average LTV(3)(4) Florida 527 508 $67.7 $125.6 $114.1 0.53911026345722701 0.59325556337747398 1.2794464950112936 Illinois 258 257 34.799999999999997 56.1 52.2 0.62060644344265381 0.66628335735932331 1.422599638828117 California 215 210 67.400000000000006 91.3 105.2 0.73791427717457547 0.64040814116568512 0.97281706669464207 New York 193 192 40.200000000000003 63.5 73.3 0.63290729715625726 0.54815582631603699 1.0428703254615459 Indiana 134 133 9.4 12.8 13 0.72825096385974009 0.71963441823315 1.1801126913717366 New Jersey 130 126 20 33.5 31.9 0.59695181664845076 0.62845015194930343 1.2778008235327691 Wisconsin 126 126 10.7 14.9 16.5 0.71704428722059876 0.64779016378310994 1.1319489603846453 Maryland 124 122 24.4 35.700000000000003 30.1 0.68368837015136541 0.81037554368149467 1.4016027608937691 Pennsylvania 91 89 8.6999999999999993 13 12.9 0.66488684483134086 0.67042957800395819 1.2191545751839199 Arizona 82 82 7.8 13.2 10.9 0.5937737783707806 0.71766447661572019 2.3172074661148025 Georgia 68 65 7.3 11.7 10.7 0.61896389734817014 0.67821688617650056 1.204892091781532 Other 882 859 107.30000000000001 154.5 159.1 0.69570197188712157 0.67544719070215076 1.1481617236485313 Totals 2,830 1,910 $405.70000000000005 $625.79999999999995 $629.9 0.64829831683223471 0.64405323519507018 1.2116688225533374 Total Loan Home Purchase Price Total UPB Total BPO Purchase Price Purchase Price Weighted Status Count(1)(2) Count(1) ($ in millions) ($ in millions) ($ in millions) as % of UPB as % of BPO Average LTV(3) Foreclosure 2,147 2,112 $315.10000000000002 $492.9 $489.6 0.63931458995680712 0.64369193475480235 1.2371068518425721 Performing 512 493 66.2 97.1 106 0.68158262241019008 0.62434178659130279 1.0921656492041873 Delinquent 171 164 24.4 35.800000000000004 34.299999999999997 0.68178640596744111 0.71006609847050262 1.1854310878703247 #REF! #REF! #REF! Total/Average 2,830 2,769 $405.7 $625.79999999999995 $629.9 0.64800000000000002 0.64400000000000002 1.2116688225533374 Footnotes (1) Weighted average LTV is based on the ratio of UPB to BPO weighted by UPB for each state as of the respective acquisition dates. Broker Price Opinion ("BPO") Loan-to-Value ("LTV") Unpaid Principal Balance ("UPB") Starwood Waypoint Residential Trust Period Ending 9/30/15 Source: Prime NPL Summary Detail Loan Count as of December 31, 2014 4,389 Acquisitions 0 Loans sold -,635 Loans converted to real estate -,772 Loan liquidations and other basis reductions -,152 Loan Count as of September 30, 2015 2,830 Non-performing Non-performing loans (in thousands) loans (fair value option) Reference JA Comments NPL Count Totals Balance as of January 1, 2013 $68,106 0 2013 10-K Acquisitions $,186,123 0 2013 10-K Basis of loans sold $-,197 0 2013 10-K Loans converted to real estate $,-24,702 0 2013 10-K Loan liquidations and other basis reductions $,-14,365 0 2013 10-K Balance as of December 31, 2013 $,214,965 0 2013 10-K Acquisitions $0 ,101,336 2014 Q1 10-Q Basis of loans sold $-1,713 0 2014 Q1 10-Q Loans converted to real estate $,-11,767 0 2014 Q1 10-Q Loan liquidations and other basis reductions $-4,619 0 2014 Q1 10-Q First Lien Balance as of March 31, 2014 $,196,866 ,101,336 2014 Q1 10-Q Loan Count as of March 31, 2014 2095 NPLs at 3/31/2014 Acquisitions 0 ,116,974.539 FV from Prime-BMO Pool (See also Tab 6 and 6b) Acquisitions 1165 BMO Acq Unrealized gain on non-performing loans, net 0 3,641.46997418578 Tab 11 (Jeff @ Prime) Basis of loans sold -5 Loans Sold Basis of loans sold $-1,076.7127 0 Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate -,126 REO Conversions Loans converted to real estate $,-13,125.789220000006 0 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions -49 Loan liquidations Loan liquidations and other basis reductions $-4,352.4980799999939 -3,154.30521 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Loan Count as of June 30, 2014 3080 NPLs at 6/30/2014 Balance as of June 30, 2014 $,178,311 ,218,797.28078741857 Acquisitions 1791 RMS, NBR, NOM2 and Bayview Acq Acquisitions 0 ,268,198 Supporting schedules for NPL Template Q3_ACQ Tab Basis of loans sold -1 Loans Sold FV from Prime-BMO Pool (See also Tab 6 and 6b) Unrealized gain on non-performing loans, net 0 13,705 Supporting schedules for NPL Template Q3_Unrealized Gain Net Tab Loans converted to real estate -,131 REO Conversions Tab 11 (Jeff @ Prime) Basis of loans sold $-,302 0 Supporting schedules for NPL Template Q3_Loans Sold Tab Loan liquidations and other basis reductions -44 Loan liquidations Sales from unrealized gain (Directly from Jeff at Prime & Tab 11) Loans converted to real estate $,-11,381 -3,790 Supporting schedules for NPL Template Q3_REO Conv Tab Loan Count as of September 30, 2014 4695 NPLs at 9/30/2014 See Tab 12-from Jeff at Prime plus $100K DIL Loan liquidations and other basis reductions $-2,706 -6,915 Supporting schedules for NPL Template Q3_Loan Liquidations Tab Acquisitions 0 Directly from Jeff at Prime-See Tab 13 and 13a for Citi; NPL is calculation Balance as of September 30, 2014 $,163,922 ,489,995.2807874186 Basis of loans sold 0 Acquisitions 0 0 Loans converted to real estate -,194 REO Conversions Unrealized Gain 0 27,110 Loan liquidations and other basis reductions -,112 Loan liquidations Basis of loans sold $0 0 Loan Count as of December 31, 2014 4,389 NPLs at 12/31/2014 Loans converted to real estate $-8,340 ,-14,223 Acquisitions 0 Loan liquidations and other basis reductions $-3,183 ,-11,092 Basis of loans sold -,173 Loans Sold Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to Prior Period (HFS included in legacy) Loans converted to real estate -85 REO Conversions Acquisitions 0 0 No acquisitions Loan liquidations and other basis reductions -14 Loan liquidations Unrealized Gain $0 $8,991 Supporting schedules for NPL -January 2015 _Unrealized Gain Tab Agrees to schedule w/o/e Loan Count as of January 31, 2015 4,117 NPLs at 1/31/2015 Basis of loans sold $,-25,144 0 Supporting schedules for NPL -January 2015 _Loans Sold Tab Agrees to schedule w/o/e Acquisitions 0 Loans converted to real estate $-4,082 $-5,038 Supporting schedules for NPL -January 2015 _REO Conv. Tab Agrees to schedule w/o/e Basis of loans sold 0 Loan liquidations and other basis reductions $-,977 $-3,133 Supporting schedules for NPL -January 2015 _Loan Liquadations Tab Agrees to schedule w/o/e Loans converted to real estate -73 REO Conversions Balance as of January 31, 2015 $,122,196 $,492,610.2807874186 Loan liquidations and other basis reductions -12 Loan liquidations Acquisitions 0 0 No acquisitions Loan Count as of February 28, 2015 4,032 NPLs at 2/28/2015 Unrealized Gain 0 $10,155 Supporting schedules for NPL -February 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Acquisitions 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Basis of loans sold 0 Loans converted to real estate $-5,120 $-3,143 Supporting schedules for NPL -February 2015 _REO Conv. Tab Agrees to schedule w/o/e Loans converted to real estate -98 REO Conversions Loan liquidations and other basis reductions $-,866 $-1,746 Supporting schedules for NPL -February 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -14 Loan liquidations Balance as of February 28, 2015 $,116,210 $,497,876.2807874186 Loan Count as of March 31, 2015 3,920 NPLs at 3/31/2015 Acquisitions 0 0 No acquisitions Acquisitions 0 Unrealized Gain $810 Supporting schedules for NPL -March 2015 _Unrealized Gain Net Tab Agrees to schedule w/o/e Basis of loans sold 0 Basis of loans sold 0 0 Agrees to schedule w/o/e Loans converted to real estate -85 REO Conversions Loans converted to real estate $-5,024 $-6,697 Supporting schedules for NPL -March 2015 _REO Conv. Tab Agrees to schedule w/o/e Loan liquidations and other basis reductions -13 Loan liquidations Loan liquidations and other basis reductions $-1,275 $-2,484 Supporting schedules for NPL -March 2015 _Loan Liquidations Tab Agrees to schedule w/o/e Loan Count as of April 30, 2015 3,822 NPLs at 4/30/2015 Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Acquisitions 0 Basis of loans sold 0 Loans converted to real estate -60 REO Conversions Loan liquidations and other basis reductions -13 Loan liquidations Loan Count as of May 31, 2015 3,749 NPLs at 5/31/2015 Acquisitions 0 Basis of loans sold -1 Loans Sold Loans converted to real estate -85 REO Conversions Loan liquidations and other basis reductions -19 Loan liquidations Loan Count as of June 30, 2015 3,644 NPLs at 6/30/2015 Acquisitions 0 Basis of loans sold -,461 Loans Sold Loans converted to real estate -,286 REO Conversions Loan liquidations and other basis reductions -67 Loan liquidations Loan Count as of September 30, 2015 2,830 NPLs at 9/30/2015 Source: P:\Controller\2015 Audit\PBC SWAY Q3 2015\NPL\NPL Rollforward at 09302015.xls NPL Conversions for January - July 2015 Summary Detail Balance as of December 31, 2014 $,152,399 ,491,790.2807874186 Agrees to 2014 10-K w/o/e. Legacy balance includes assets held for sale Carrying Value $0 above Acquisitions 0 0 No acquisitions in Q1 Realized G/L $11,897 P&L Unrealized Gain 0 19,956 See tie-out below Fair Value $11,897 sum Basis of loans sold ,-25,144 0 Agrees to Prime TB (Acct 16092-Primsestar F Fund I Trust-See PSFLIP Cons. Mar Fin Stmt 2015 Loans converted to real estate ,-14,226 ,-14,878 See below Loan liquidations and other basis reductions -3,118 -7,363 See below Balance as of March 31, 2015 $,109,911 $,489,505.2807874186 Reconciliations to 03/15 Prime Trial Balance: Unrealized gains: Unr. Gain per RF $0 $19,956 Unr. Gain per TB (Acct 41700 [Prime]) $0 $19,957 Per PSFILP Cons. Financial Statements from Jeff Diff. $0 $1 Amount Per Waypoint WTB (acct 968081-000-000) $1.5309999999999999 Diff. $0 $,-19,954.469000000001 LOOK INTO THIS NPL Asset Balance: Balances per TB (Prime and Waypoint) $0 Prime Waypoint Difference Loans Acquired (Acct 16050) $,740,588,955.80999994 $,755,198,350.63 $14,609,394.820000052 Reduction-FC Auctions (Acct 16073) $,-12,444,299.1 $,-10,760,367.619999999 $1,683,931.4800000004 Reduction-Other Proceeds (Acct 16076) $-,730,035.2 $,-27,209,002.210000001 $,-26,478,967.190000001 Reduction-Insurance Proceeds (Acct 16077) $-,252,814.1 $23,101.97 $,275,916.7 Reduction-P&I Payments (Acct 16079) $,-16,576,876.76 $,-14,592,438.32 $1,984,438.4399999995 Reduction-Repurchases (Acct 16086) $-4,955,133.63 $-4,804,198.26 $,150,935.37000000011 Reduction-Payoffs (Acct 16091) $,-26,308,359.219999999 $,-18,435,499.57 $7,872,859.6499999985 Receivable Reduction - Loans Sold (Acct 16092) $,-28,432,803.760000002 $,-28,432,803.760000002 $0 Reduction-REO Conversions (Acct 16093) $-,116,122,622.48999999 $-,116,122,622.48999999 $0 Receivable Reduction0Loans Transferred (Acct 16094) $0 $0 $0 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 $64,550,419.729999997 $0 Deed in Lieu Payment (16051) $,100,000 $0 $-,100,000 $0 $,599,416,431.45999992 $,599,414,940.999999 $-1,491.3600000143051 Rounded $,599,416.43145999988 $,599,414.94009999989 $-1.491360000014305 Amount Per Rollforward $,599,416.2807874186 $,599,416.2807874186 $0 Difference $0.15067258127965033 $-1.3406874187057838 $-1.491360000014305 Unrealized Gain Asset & P&L Acct Unr. Gain per TB (Acct 41700) $19,957,447.59 Unrealized/Realized Gain-Prime NPL (Acct 16500_ $64,550,419.729999997 Difference $0 $,-44,592,972.140000001 Equals Unrealized gain from 2014/ties out Cover Page STARWOOD WAYPOINT RESIDENTIAL TRUST SUPPLEMENTAL INFORMATION PACKAGE FFO and Core FFO linked internally STARWOOD WAYPOINT RESIDENTIAL TRUST FFO AND CORE FFO (Unaudited, in thousands, except shares and per share data) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, Six Months Ended June 30, Three months ended (in thousands, except share and per share data) 2015 2014 2015 2014 2015 2014 2015 2014 42078 (unaudited) (unaudited) (unaudited) (unaudited) Reconciliation of net loss to NAREIT FFO(1) Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-6,713 $,-14,607 $,-34,137 $-3,437 $,-12,116 $-3,444 $,-27,424 $-7 Add (deduct) adjustments from net loss to derive NAREIT FFO: Depreciation and amortization on real estate assets 19,783 9,238 56,775 21,954 18,984 7,243 36,992 12,716 18,008 Impairment on depreciated real estate investments 0 15 0 15 0 0 0 0 0 Gain on sales of previously depreciated investments in real estate -1,472 -27 -2,176 -27 -,458 0 -,704 0 -,245.69383999999994 Non-controlling interests 109 13 328 86 98 83 219 73 121 Subtotal - NAREIT FFO 7,257 2,526 40,320 ,-12,109 15,187 -4,790 33,063 ,-14,635 17,876.30616 Add (deduct) adjustments to NAREIT FFO to derive Core FFO: Share-based compensation 2,344 2,101 5,661 4,560 1,390 2,130 3,317 2,459 1,927 Acquisition fees and other expenses 244 217 866 664 259 186 622 447 363 Write-off of loan costs 0 0 0 5,032 0 5,032 0 5,032 0 Adjustments for derivative instruments, net -69 23 6 443 -35 420 76 420 111 Add back: Adjustments for derivative instruments, net - per I/S 31 104 307 574 65 470 276 470 211 Deduct: Amortization of derivative financial instruments' cost -,100 -81 -,301 -,131 -,100 -50 -,200 -50 -,100 Separation costs 0 0 0 3,543 0 0 0 3,543 0 Transaction-related expenses 4,288 0 4,288 0 Severance expense 0 355 0 355 0 0 0 0 0 Non-cash interest expense related to amortization on convertible senior notes 2,296 1,048 6,739 1,048 2,259 0 4,443 0 2,184 Core FFO(1) $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Adjustments to arrive at adjusted FFO ("AFFO") Straight-line rents and amortization of lease intangibles 0 0 0 0 0 0 0 0 0 Recurring capital expenditures 0 0 0 0 0 0 0 0 0 Acquisition costs 0 0 0 0 0 0 0 0 0 Other non-property related depreciation and amortization 0 0 0 0 0 0 0 0 0 Stock-based compensation expense 0 0 0 0 0 0 0 0 0 AFFO $16,360 $6,270 $57,880 $3,536 $19,060 $2,978 $41,521 $-2,734 $22,461.30616 Core FFO per share $0.43158518733158185 $0.16237940998004055 $1.53 $9.0872866521097037E-2 $0.50030226814106915 $7.6203899423647234E-2 $1.0938113475873821 $-6.9937948105530889E-2 $0.59387879717928738 $-0.4999325504080947 rollforward rounding check $9.3576529038218226E-2 0.1575683952393542 Dividends declared per common share $0.19 $0.14000000000000001 $0.47 $0.14000000000000001 $0.14000000000000001 $0 $0.28000000000000003 $0 $0.14000000000000001 Weighted average shares - basic and diluted 37,906,769 38,613,270 37,942,011 38,911,505 38,096,969 39,079,365 37,959,928 39,091,796 37,821,364 Contributions to Core FFO per common share by segment SFR $0 $2.3343925945690853E-2 $0.01 $-0.11895090427627296 $0.21603920327625012 $0.19859767058335992 $0.30164543067626465 $0.14581835970275056 $8.1785889054662261E-2 NPL $0 $0.1390354840343497 $0 $0.20982377079736961 $0.2828981268824825 $-0.12239377115971257 $0.79079605129914898 $-0.21575630780828162 $0.50709290812462493 Total Core FFO per common share $0 $0.16237940998004055 $0.01 $9.0872866521096649E-2 $0.49893733015873265 $7.6203899423647345E-2 $1.0924414819754136 $-6.9937948105531056E-2 $0.58887879717928715 (1) Core FFO is a non-GAAP measure. Check $0.43158518733158185 $0 $1.52 $3.8857805861880479E-16 $1.3649379823365004E-3 $-1.1102230246251565E-16 $1.3698656119685015E-3 $1.6653345369377348E-16 Weighted average shares - diluted 37,930,649.730669431 39,079,365 37,975,959.704223938 38,911,505 38,142,566.40271125 39,079,365 38,004,196.12960732 39,091,796 39,079,365 Core FFO - SFR $0 $901.38531540096619 $0 $-4,628.5587065007167 $8,230.4388299999991 $7,761.70856876886 $11,450.438829999999 $5,700.3015705545458 $3,282.3606999999975 Core FFO - NPL $0 $5,368.6146845990343 $0 $8,164.5587065007012 $10,777.561170000001 $-4,783.708568768805 $30,018.561170000001 $-8,434.3015705545531 $19,178.945459999999 Source: Anton Panelo Renewal Rollover Escalations on Multi-year Leases Total Weighted Average Total Average Total Average Total Average Total Average Market Leases Rent Change (1) Leases Rent Change (2) Leases Rent Change (3) Leases Rent Change Atlanta 140 3.8% 137 3.8% 217 3.2% 494 3.3% South Florida 89 4.2% 107 5.5% 173 3.1% 369 3.7% Houston 163 1.9% 112 56457552783375857.6% 47 3.1% 322 1.2% Dallas 81 2.5% 69 3.6% 87 3.1% 237 2.9625955516544566 Tampa 72 3.7% 87 7.8% 63 2.9707160998052512 222 5.4% Chicago 42 4.3% 34 3.9% 32 2.9660817046735018 108 3.3% Orlando 30 4.5% 36 1.9% 27 3.2% 93 2.9% Denver 43 3.2% 19 4.7% 28 2.9% 90 3.3% Southern California 27 2.8% 34 3.2% 25 2.9987908705018346 86 2.8% Northern California 24 4.1% 18 7.3% 13 3.1% 55 4.7% Phoenix 18 2.9946201053406039 14 5.3% 11 3.6% 43 3.2% Las Vegas 0 0 0 Total/Average 729 3.2% 667 3.9% 723 3.2% 2,119 3.1% Source: Blake Martini - Sold REO DISPOSITIONS Sale Type Homes Average Carrying Value Aggregate Investment Gross Sales GAAPGain / (Loss) Included in FFO Excluded from FFO SFR REO(1) 225 $81,730.922799999797 $18,389,457.629999954 $19,861,170 $1,471,712.3700000457 $1,471,712.3700000457 $0 Other REO Divestitures(2) 105 ,242,003.67333333334 25,410,385.699999999 24,853,709 -,556,676.69999999925 0 -,556,676.69999999925 SFR REO & Divestitures 330 ,132,726.79796969684 43,799,843.329999954 44,714,879 ,915,035.67000004649 0 1,471,712.3700000457 0 -,556,676.69999999925 NPL REO 228 ,138,868.51517543857 31,662,021.459999993 29,008,552.699999992 -2,653,468.7600000012 -2,653,468.7600000012 0 Total 558 $,135,236.31682795691 $75,461,864.789999947 $73,723,431.699999988 $-1,738,433.899999547 $-1,181,756.3899999554 $-,556,676.69999999925 Net Asset Value Calculation Net Asset Valuation $42,277 (in thousands, except share and per share data) Amount Per Share (unaudited) Investments in real estate properties, gross $2,312,367 $61 ok Less accumulated depreciation ,-89,615 -2.36 ok Add real estate held for sale, net 77,978 2.06 ok Investments in real estate, net 2,300,730 60.7 ok Add increase in estimated fair value of investments in real estate ,457,388 12.07 ok Less estimated renovation reserve(1) -,178,677 -4.71 ok Estimated SFR Value 2,579,441 68.060000000000016 ok Non-performing loans 71,965 1.9 ok Non-performing loans held for sale 0 0 ok Non-performing loans (fair value option) ,399,774 10.55 ok Add increase in estimated fair value of non-performing loans 49,598 1.31 ok Estimated NPL Value ,521,337 13.76 ok Estimated SFR & NPL Value $3,100,778 $81.820000000000022 ok $81.797530366044967 Total shareholders' equity $1,046,772 $27.61 ok Less non-controlling interest -2,353 -0.06 ok Less unamortized debt discount on convertible senior notes ,-32,305 -0.85 ok Less investments in real estate, net -2,300,730 -60.7 ok Less non-performing loans ,-71,965 -1.9 ok Less non-performing loans held for sale 0 0 ok Less non-performing loans (fair value option) -,399,774 -10.55 ok Add estimated SFR & NPL value 3,100,778 81.820000000000022 ok Estimated NAV $1,340,423 $35.370000000000019 ok $35.359929361548971 Number of Shares 37,907,966 $35.359929361548971 1,340,423,000 (1) Renovation reserve includes estimated renovation costs to bring stabilized homes to market-ready sale condition, plus remaining capital expenditures for non-stabilized homes. Reconciliation to above BALANCE SHEET APPROACH Estimated fair value balance sheet as of 6/30/2015 Investments in real estate properties, gross $2,312,367 Add: real estate held for sale, net 77,978 Adjusted investments in real estate (excl. depreciation) 2,390,345 Add: increase in estimated fair value of investments in real estate ,189,096 Estimated SFR Value (Fair Value) 2,579,441 Non-performing loans 71,965 Non-performing loans held for sale 0 Non-performing loans (fair value option) ,399,774 Add: increase in estimated fair value of non-performing loans 49,598 Estimated NPL Value (Fair Value) ,521,337 Estimated SFR & NPL Value (Fair Value) 3,100,778 Resident and other receivables, net 22,014 Cash and cash equivalents ,109,842 Restricted cash 91,321 Deferred leasing costs 28,670 Asset-backed securitization costs, net 26,553 Other Assets 16,979 Total Assets at fair value $3,396,157 Liabilities Senior SFR facility $,697,414 Master repurchase agreement ,331,212 Asset-backed securitization ,527,152 Convertible senior notes, net ,370,195 Add: unamortized debt discount on convertible senior notes 32,305 Convertible senior notes, gross ,402,500 Accounts payable and accrued expenses 72,294 Resident security deposits and prepaid rent 22,809 Total liabilities at fair value $2,053,381 Less: Non-controlling interests -2,353 Estimated NAV at fair value $1,340,423 Number of Shares 37,907,966 Estimated NAV $35.359925630414921 -1.0074369585097998E-2 m Check to NAV calculation 0 m Investments in real estate, net 2,300,730 Add back: accumulated depreciation 89,615 Investments in real estate properties, gross 2,390,345 Adjusted fair value as of 9/30/2015 2,579,441 Increase in estimated fair value of investments in real estate ,189,096 Source saved in P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation Estimated reserves Amount Rounded Renovation Reserves for Stabilized Properties A $0 $0 Condition Adjustment for Stabilized Properties B -,169,006,500 -,169,007 Remaining Construction Costs for Non- Stabilized homes C -9,670,800 -9,671 Total estimated reserves at 9/30/2015 $-,178,677,300 $-,178,677 Back into fair value adjustment Amounts (in 000's) Source Fair value as of 9/30/15 (on 13,119 homes (not Units)) D 2,427,579 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\SWAY 3Q15 Portfolio Valuation From Allen Fair value on homes excluded from valuation (Prime REO) E ,151,862 P:\Financial Reporting\Financial Reporting - SEC\8K Supplemental Press Release\2015\Q3 2015\Support\REO Schedule @ 09-30-2015- Prime w-sip From Dennis/Prime Adjusted fair value as of 9/30/15 2,579,441 Add: increase in estimated fair value of investments in real estate -,178,677 Per above Investments in real estate 2,300,730 Per above 2,733,018 Fair value adjustment ,457,388 ,432,288 From Jeff W NPL Values Per Jeff Worthen P:\Financial Reporting\Financial Reporting - SEC\NPL Portfolio Detail\201503. Q3 2015\Fair Value Q3 2015 Book basis ,471,739 Fair value ,521,337 Fair value adjustment F 49,598 Balance sheet Link values to the current Consolidation xl workbook Financial Statement 10K Financial Statement 10-Q As of (in thousands) $42,277 $42,185 $42,004 (unaudited) (unaudited) ASSETS Investments in real estate Land $,405,605 $,405,605 $,359,889 Building and improvements 1,906,762 1,906,762 1,619,622 Development costs Total investment in properties 2,312,367 2,312,367 1,979,511 Less accumulated depreciation ,-89,615 ,-89,615 ,-41,563 Investment in real estate properties, net 2,222,752 2,222,752 1,937,948 Real estate held for sale, net 77,978 77,978 32,102 Total investments in real estate, net 2,300,730 2,300,730 1,970,050 Non-performing loans 71,965 71,965 ,125,488 Non-performing loans held for sale 0 87,509 26,911 Non-performing loans (fair value option) ,399,774 ,412,503 ,491,790 Resident and other receivables, net 22,014 23,620 17,270 Cash and cash equivalents ,109,842 79,984 ,175,198 Restricted cash 91,321 87,247 50,749 Deferred financing costs, net 28,670 29,605 34,160 Asset-backed securitization certificates 26,553 26,553 26,553 Other assets 16,979 20,836 17,994 Total assets $3,067,848 $3,140,552 $2,936,163 LIABILITIES AND EQUITY Liabilities: Senior SFR facility $,697,414 $,629,558 $,441,239 Master repurchase agreement ,331,212 ,404,730 ,454,249 Asset-backed securitization, net ,527,152 ,527,043 ,526,816 Convertible senior notes, net ,370,195 ,367,792 ,363,110 Accounts payable and accrued expenses 72,294 60,121 52,457 Resident security deposits and prepaid rent 22,809 22,091 17,857 Total liabilities 2,021,076 2,011,335 1,855,728 Equity: Starwood Waypoint Residential Trust equity: Common shares, at par 382 381 378 Additional paid-in capital 1,130,708 1,128,334 1,133,239 Accumulated deficit ,-86,501 ,-67,999 ,-53,723 Accumulated other comprehensive loss -,170 -,162 -70 Total Starwood Waypoint Residential Trust equity 1,044,419 1,060,554 1,079,824 Non-controlling interests 2,353 2,244 611 Total equity 1,046,772 1,062,798 1,080,435 Total liabilities and equity $3,067,848 $3,074,133 $2,936,163 0 66,419 0 ck Shares outstanding end of period 37,907,966 37,841,943 Book value per share $27.551438660676229 $28.025886514336751 NOI Reconciliation presented in the Definitions section STARWOOD WAYPOINT RESIDENTIAL TRUST RECONCILIATION OF NET LOSS TO NOI MEASURES (Unaudited, in thousands) (in thousands, unaudited) Q3 2015 Q2 2015 Q1 2015 Q4 2014 Q3 2014 Q2 2014 YTD 2015 Check total Reconciliation of net loss to stabilized portfolio NOI Net loss attributable to Starwood Waypoint Residential Trust shareholders $,-11,163 $-3,437 $-7 $-9,558 $-6,713 $,-12,116 $,-14,607 $0 Add (deduct) adjustments to get to total NOI Non-performing loan management fees and expenses 3,146 2,589 3,566 3,150 3,508 1,871 9,301 0 General and administrative 3,965 4,004 3,858 4,866 4,627 4,444 11,827 0 Share-based compensation 2,344 1,390 1,927 3,898 2,101 2,130 5,661 0 Investment management fees 4,664 4,881 4,781 4,825 4,522 3,993 14,326 0 Separation costs 0 0 0 0 0 0 866 -,866 Acquisition fees and other expenses 244 259 363 637 217 186 57,412 ,-56,546 Interest expense, including amortization 20,200 19,595 17,617 16,633 11,899 5,191 56,775 637 Depreciation and amortization 19,783 18,984 18,008 19,918 9,238 7,243 0 56,775 Transaction-related expense 4,288 0 0 0 0 Finance-related expenses and write-off of loan costs 722 911 544 940 1,334 5,441 2,177 0 Impairment of real estate 202 440 219 171 341 1,233 861 0 Realized (gain) loss on sales of investments in real estate, net -1,472 -,458 -,246 148 -,125 56 -2,176 0 Realized loss (gain) on sales of divestiture homes, net 3,320 -1,101 782 0 0 0 3,001 0 Loss on derivative financial instruments, net 31 65 211 132 104 470 307 0 Income tax expense 16 199 225 -44 19 350 440 0 Net income attributable to non-controlling interests 109 98 121 79 13 83 328 0 check to NOI page QTD YTD Total NOI 50,399 48,419 51,969 45,795 31,085 20,575 ,146,499 4,288 0 46,111 Add (deduct) adjustments to get to total stabilized home portfolio NOI NPL portfolio NOI components: Realized gain on non-performing loans, net ,-26,024 -4,315 ,-10,171 -2,629 -1,941 -3,357 ,-40,510 0 Realized gain on loan conversions, net -9,270 -6,123 -8,549 -6,994 -5,791 -6,483 ,-23,942 0 Mortgage loan servicing costs 10,404 9,586 9,995 11,020 7,918 5,139 29,985 0 Unrealized gain on non-performing loans, net 3,952 ,-18,426 ,-19,957 ,-27,247 ,-13,705 -3,641 ,-34,431 0 Deduct: Total NPL portfolio NOI ,-20,938 ,-19,278 ,-28,682 ,-25,850 ,-13,519 -8,342 ,-68,898 0 Non-stabilized portfolio NOI components: 0 Property operating expenses on non-stabilized homes 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 Add Total Non-stabilized portfolio NOI 2,048 1,766 3,289 2,236 2,537 2,726 5,055 2,048 0 Total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,181 $20,103 $14,959 $82,656 $6,336 $25,173 0 Add (deduct) prior period adjustments recorded in 2014 0 Property taxes and insurance 0 0 0 722 0 0 0 0 QTD YTD Adjusted total stabilized portfolio NOI $31,509 $30,907 $26,576 $22,903 $20,103 $14,959 $82,656 6,336 check to NOI page 0 25,173 0 Calculation of stabilized portfolio NOI margin: 0 Rental revenues $49,197 $46,677 $41,983 $37,097 $30,366 $23,602 $,137,857 0 Less Bad debt expense -,592 -,229.60091323913264 -,708 -,645 -,870 -,614 -1,530 0.39908676086724881 Total rental revenues $48,605 $46,447.399086760866 41,275 36,452 29,496 22,988 0 0 $,136,327 0.39908676088089123 Stabilized portfolio NOI margin 0.64826663923464667 0.66541939070189138 0.64387643852210785 0.628305717107429 0.68155004068348246 0.65073081607795369 0.60630689445230956 Check Balance $0 $0 $34,696

22 Definitions and Reconciliations (cont’d) Total Rental Portfolio. We define total rental portfolio to exclude homes designated as non-rental. Non-rental homes are homes we do not intend to hold for the long term. Units. Effective January 1, 2015, we measure homes by the number of rental units as compared to our previous measure by number of properties. Although historically we have primarily invested in SFRs, and expect to do so in the foreseeable future, this change takes into account our investments in multi-family properties and, we believe provides a more meaningful measure to investors. UPB. Unpaid principle balance.

23 The statements herein that are not historical facts, and the assumptions upon which those statements are based, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve significant risks and uncertainties, which are difficult to predict, and are not guarantees of future performance. Such statements can generally be identified by words such as “projects,” “forecast,” “anticipates,” “expects,” “intends,” “will,” “could,” “believes,” “estimates,” “continue,” and similar expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections or state other forward-looking information. Our ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in, or implied by, the forward-looking statements. Factors that could materially and adversely affect our business, financial condition, liquidity, results of operations and prospects, as well as our ability to make distributions to our shareholders, include, but are not limited to: the possibility that our proposed internalization (the “Internalization”) of SWAY Management LLC (our “Manager”) or the merger (the “Merger”) with Colony American Homes (“CAH”) will not close, including by the failure to obtain shareholders approvals or the failure to satisfy other closing conditions under the Contribution Agreement dated as of September 21, 2015, among us, our operating partnership, our Manager and Starwood Capital Group Global, L.P. (“Starwood Capital Group”) (the “Contribution Agreement”), or the Agreement and Plan of Merger dated as of September 21, 2015, among us, and certain of our subsidiaries and CAH and certain of its subsidiaries and certain investors in CAH (the “Merger Agreement”) or by the termination of the Contribution Agreement or Merger Agreement; failure to plan and manage the Internalization or the Merger effectively and efficiently; the possibility that the anticipated benefits from the Internalization or the Merger may not be realized or may take longer to realize than expected; unexpected costs or unexpected liabilities that may arise from the transactions contemplated by the Contribution Agreement or the Merger Agreement, whether or not completed; the outcome of any legal proceedings that may be instituted against us, CAH or others following announcement of the Internalization or the Merger; expectations regarding the timing of generating additional revenues; changes in our business and growth strategies; volatility in the real estate industry, interest rates and spreads, the debt or equity markets, the economy generally or the rental home market specifically; events or circumstances that undermine confidence in the financial markets or otherwise have a broad impact on financial markets; declines in the value of homes, and macroeconomic shifts in demand for, and competition in the supply of, rental homes; the availability of attractive investment opportunities in homes that satisfy our investment objective and business and growth strategies; the impact of changes to the supply of, value of and the returns on NPLs; our ability to convert the homes and NPLs we acquire into rental homes generating attractive returns; our ability to successfully modify or otherwise resolve NPLs; our ability to lease or re-lease our rental homes to qualified residents on attractive terms or at all; the failure of residents to pay rent when due or otherwise perform their lease obligations; our ability to effectively manage our portfolio of rental homes; the concentration of credit risks to which we are exposed; the rates of default or decreased recovery rates on our target assets; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; potential conflicts of interest with Starwood Capital Group, CAH and their affiliates; potential conflicts of interest; the timing of cashflows, if any, from our investments; unanticipated increases in financing and other costs; our expected leverage; effects of derivative and hedging transactions; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended; actions and initiatives of the U.S. government and changes to U.S. government policies that impact the economy generally and, more specifically, the housing and rental markets; changes in governmental regulations, tax laws and rates and similar matters; limitations imposed on our business and our ability to satisfy complex rules in order for us and, if applicable, certain of our subsidiaries to qualify as a REIT for U.S. federal income tax purposes and the ability of certain of our subsidiaries to qualify as taxable REIT subsidiaries for U.S. federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; and estimates relating to our ability to make distributions to our shareholders in the future. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by us with the Securities and Exchange Commission from time to time. Furthermore, except as required by law, we are under no duty to, and we do not intend to, update any of our forward-looking statements appearing herein, whether as a result of new information, future events or otherwise. Forward-Looking Statements